Exhibit 10.2

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

LICENSE AGREEMENT

between

F-STAR THERAPEUTICS, INC.

and

ASTRAZENECA AB

Dated as of 7 July 2021

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SCHEDULES

Schedule 1.54 Licensed Compound

Schedule 1.56 Licensed Patents

Schedule 1.84 [***]

Schedule 2.5 Transition Plan

Schedule 3.1.2 Template Development Report

Schedule 7.5 Press Release

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is made and entered into effective as of 7 July 2021 (the “Effective Date”) by and between F-STAR THERAPEUTICS, INC., a company incorporated under the laws of Delaware with registered number 4557165 and registered address at Eddeva B920, Babraham Research Campus, Cambridge CB22 3AT, United Kingdom (“Licensor”) and ASTRAZENECA AB, a company incorporated in Sweden under No. 556011-7482, whose registered office is registered at SE-151 85 Södertälje, Sweden and with offices at SE-431 83 Mölndal, Sweden (“AstraZeneca”). Licensor and AstraZeneca are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

RECITALS

WHEREAS, Licensor owns or controls certain intellectual property rights with respect to the Licensed Compounds (as defined herein) and Licensed Products (as defined herein) in the Territory (as defined herein); and

WHEREAS, Licensor wishes to grant to AstraZeneca, and AstraZeneca wishes to take, an exclusive license under such intellectual property rights to develop and commercialize Licensed Products in the Territory, in each case in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1
DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1 “Affiliate” means, with respect to a Party, any Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Party. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means: (i) the possession, directly or indirectly, of the power to direct the management or policies of a business entity, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance or otherwise; or (ii) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a business entity (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity).

1.2 “Agreement” has the meaning set forth in the preamble hereto.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

1.3 “Anti-Corruption Laws” means the US Foreign Corrupt Practices Act, as amended, the UK Bribery Act 2010, as amended, and any other applicable anti-corruption laws and laws for the prevention of fraud, racketeering, money laundering or terrorism.

1.4 “Applicable Law” means applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of the Regulatory Authorities, that may be in effect from time to time, which shall be deemed to include the applicable regulations and guidances of the FDA and the EMA (and national implementations thereof) that constitute good laboratory practices, good manufacturing practices and good clinical practices (and, if and as appropriate under the circumstances, International Conference on Harmonization (ICH) guidance or other comparable regulation and guidance of any applicable Regulatory Authority in the Territory).

1.5 “AstraZeneca” has the meaning set forth in the preamble hereto.

1.6 “AstraZeneca Know-How” means all Information Controlled by AstraZeneca or any of its Affiliates or its or their Sublicensees during the Term that is (a) developed by AstraZeneca or any of its Affiliates or its or their Sublicensees under this Agreement after the Effective Date and during the Term, (b) not generally known and (c) reasonably necessary for the Exploitation of a Licensed Compound, a Licensed Product or any Improvement with respect thereto, but excluding any Information to the extent covered or claimed by published AstraZeneca Patents.

1.7 “AstraZeneca Patents” means all of the Patents Controlled by AstraZeneca or any of its Affiliates or its or their Sublicensees during the Term (a) made or conceived by AstraZeneca or any its Affiliates or its or their Sublicensees under this Agreement after the Effective Date and during the Term and (b) that claim or cover or otherwise relate to a Licensed Compound, a Licensed Product, any Improvement with respect thereto or the Exploitation of any of the foregoing.

1.8 “Auditor” has the meaning set forth in Section 5.10.2.

1.9 “Authorized Generic Version” means, with respect to a pharmaceutical product, any other pharmaceutical product that (i) is sold under the Drug Approval Application for the first product or any supplement or amendment thereto; (ii) is sold under a different Trademark than the first product; and (iii) has a National Drug Code (NDC) number that differs from the NDC number for the first product (other than on a temporary basis as may be necessary to launch the second product in the Territory).

1.10 “Board of Directors” has the meaning set forth in Section 1.17.1.

1.11 “Breaching Party” has the meaning set forth in Section 10.2.1.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

1.12 “Business Day” means a day other than a Saturday or Sunday or a day on which banking institutions in London, England, Stockholm, Sweden or New York, United States are permitted or required to be closed.

1.13 “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 or October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date and the last Calendar Quarter shall end on the last day of the Term.

1.14 “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.15 [***].

1.16 “cGAS” means cyclic GMP-AMP synthase.

1.17 “Change of Control”, with respect to a Party, shall be deemed to have occurred if any of the following occurs after the Effective Date:

1.17.1 any “person” or “group” (as such terms are defined below) (i) is or becomes the “beneficial owner” (as defined below, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all shares of capital stock or other equity interests if such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of shares of capital stock or other interests (including partnership interests) of such Party then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions (“Voting Stock”) of such Party representing fifty percent (50%) or more of the total voting power of all outstanding classes of Voting Stock of such Party or (ii) has the power, directly or indirectly, to elect a majority of the members of the Party’s board of directors or similar governing body (“Board of Directors”);

1.17.2 such Party enters into a merger, consolidation or similar transaction with another Person (whether or not such Party is the surviving entity) and as a result of such merger, consolidation or similar transaction (i) the members of the Board of Directors of such Party immediately prior to such transaction constitute less than a majority of the members of the Board of Directors of such Party or such surviving Person immediately following such transaction or (ii) the Persons that beneficially owned, directly or indirectly, the shares of Voting Stock of such Party immediately prior to such transaction cease to beneficially own, directly or indirectly, shares of Voting Stock of such Party representing at least a majority of the total voting power of all

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

outstanding classes of Voting Stock of the surviving Person in substantially the same proportions as their ownership of Voting Stock of such Party immediately prior to such transaction;

1.17.3 such Party sells or transfers to any Third Party, in one or more related transactions, properties or assets representing all or substantially all of such Party’s consolidated total assets to which this Agreement relates; or

1.17.4 the holders of capital stock of such Party approve a plan or proposal for the liquidation or dissolution of such Party.

For the purpose of this definition of Change of Control: (i) “person” and “group” have the meanings given such terms under Section 13(d) and 14(d) of the United States Securities Exchange Act of 1934, as amended, and the term “group” includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the aforesaid Act; (ii) a “beneficial owner” shall be determined in accordance with Rule 13d-3 under the aforesaid Act; and (iii) the terms “beneficially owned” and “beneficially own” shall have meanings correlative to that of “beneficial owner.”

1.18 “Combination Product” means a Licensed Product that is comprised of or contains a Licensed Compound as an active ingredient together with one (1) or more other active ingredients or Delivery Systems and is sold either as a fixed dose/unit or as separate doses/units in a single package.

1.19 “Commercialization” means any and all activities directed to the preparation for sale of, offering for sale of or sale of a Licensed Product, including activities related to marketing, promoting, distributing and importing such Licensed Product, and interacting with Regulatory Authorities regarding any of the foregoing. When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

1.20 “Commercially Reasonable Efforts” means:

1.20.1 with respect to the Development and Commercialization activities in relation to [***], the carrying out of such activities using efforts and resources that AstraZeneca and its Affiliates would typically devote to carrying out such activities, acting in good faith, to compounds or products of similar market potential at a similar stage in development or product life, taking into account all scientific, commercial and other factors that AstraZeneca and its Affiliates would typically take into account, including [***];

1.20.2 with respect to the prosecution of Patents, the carrying out of such activities using efforts and resources that AstraZeneca and its Affiliates would typically devote to carrying out such activities, acting in good faith, as relate to compounds or products of similar market potential at a similar stage in development or product life, taking into account all scientific,

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

commercial and other factors that AstraZeneca and its Affiliates would typically take into account; and

1.20.3 with respect to an activity that is subcontracted by AstraZeneca or its Affiliates to a Third Party as permitted hereunder, the exercise of such care and the dedication of such efforts by AstraZeneca or its Affiliate with respect to [***].

1.21 “Confidential Information” has the meaning set forth in Section 7.1.

1.22 “Control” means, with respect to any item of Information, material, Patent or other intellectual property right, and subject to Section 11.3.2, possession of the right, whether directly or indirectly and whether by ownership, license or otherwise (other than by operation of the license and other grants in Section 2.1), to grant a license, sublicense or other right to or under such Information, material, Patent or other intellectual property right as provided for herein without violating the terms of any agreement with any Third Party.

1.23 “Delivery System” means any delivery system comprising equipment, instrumentation, one or more devices, or other components designed to assist in, or useful for, the administration of a Licensed Product.

1.24 “Development” means all activities related to research, pre-clinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, clinical studies, including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of Drug Approval Applications, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” means to engage in Development.

1.25 “Dispute” has the meaning set forth in Section 11.5.1.

1.26 “Distributor” means any Person(s) appointed by AstraZeneca or any of its Affiliates or its or their Sublicensees to distribute, market and sell Licensed Product(s), with or without packaging rights, in one or more countries in the Territory, in circumstances where the Person purchases its requirements of Licensed Product(s) from AstraZeneca or its Affiliates or its or their Sublicensees but does not otherwise make any royalty or other payment to AstraZeneca or its Affiliates or its or their Sublicensees with respect to its intellectual property rights with respect to such Licensed Product. For clarity, if AstraZeneca or any of its Affiliates or its or their Sublicensees appoints a Person (including an Affiliate or Sublicensee of AstraZeneca or its Affiliates, as applicable) to distribute an Authorized Generic Version of a Licensed Product, such Person shall be a Distributor for purposes of this Agreement.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

1.27 “Dollars” or “$” means United States Dollars.

1.28 “Drug Approval Application” means a New Drug Application as defined in the FFDCA or any corresponding foreign application in the Territory, including, with respect to the European Union, a Marketing Authorization Application filed with the EMA pursuant to the centralized approval procedure or with the applicable Regulatory Authority of a country in Europe with respect to the mutual recognition or any other national approval.

1.29 “Effective Date” has the meaning set forth in the preamble hereto.

1.30 “EMA” means the European Medicines Agency and any successor agency thereto.

1.31 “European Union” means the economic, scientific and political organization of European Union member states as it may be constituted from time to time, specifically including any country that was a European Union member state as of the Effective Date, whether or not such country is a participating member as of the applicable time. For the purposes of this Agreement, United Kingdom shall not be considered as a part of the European Union.

1.32 “Exploit” means to make, have made, import, use, sell or offer for sale, including to research, Develop, Commercialize, register, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of. “Exploitation” means the act of Exploiting a compound, product or process.

1.33 “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.34 “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

1.35 “Field” means all human and non-human diagnostic, prophylactic, palliative, analgesic and therapeutic uses.

1.36 “First Commercial Sale” means, with respect to a Licensed Product and a country, the first sale for monetary value for use or consumption by the end user of such Licensed Product in such country after Regulatory Approval for such Licensed Product has been obtained in such country. Sales prior to receipt of Regulatory Approval for such Licensed Product, such as so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” shall not be construed as a First Commercial Sale but shall count towards Net Sales and therefore be subject to a royalty in accordance with Section 5.3.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

1.37 “First Indication” means, with respect to the relevant milestone payment [***], the first Indication for which any Licensed Product achieves that particular milestone.

1.38 “Generic Product” means, with respect to a Licensed Product, any pharmaceutical or biological product that (i) is distributed by a Third Party under a Drug Approval Application approved by a Regulatory Authority in reliance, in whole or in part, on the prior approval (or on safety or efficacy data submitted in support of the prior approval) of such Licensed Product, including any product authorized for sale (a) in the United States pursuant to Section 505(b)(2) or Section 505(j) of the Act (21 U.S.C. 355(b)(2) and 21 U.S.C. 355(j), respectively), (b) in the European Union pursuant to a provision of Articles 10, 10a or 10b of Parliament and Council Directive 2001/83/EC as amended (including an application under Article 6.1 of Parliament and Council Regulation (EC) No 726/2004 that relies for its content on any such provision) or (c) in any other country or jurisdiction pursuant to all equivalents of such provisions; or (ii) is otherwise substitutable under Applicable Law for such Licensed Product when dispensed without the intervention of a physician or other health care provider with prescribing authority.

1.39 “Hatch-Waxman Act” means the U.S. “Drug Price Competition and Patent Term Restoration Act” of 1984, as set forth at 21 U.S.C. §355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV).

1.40 “Improvements” means any invention, discovery, development or modification with respect to a Licensed Compound or a Licensed Product or relating to the Exploitation thereof, whether or not patented or patentable, including any enhancement in the efficiency, operation, Manufacture, ingredients, preparation, presentation, formulation, means of delivery (including the development of any Delivery System or enhancement thereto) or dosage of such Licensed Compound or Licensed Product, any discovery or development of any new or expanded indications for such Licensed Compound or Licensed Product, or any discovery or development that improves the stability, safety or efficacy of such Licensed Compound or Licensed Product.

1.41 “IFRS” means International Financial Reporting Standards.

1.42 “IND” means (i) an investigational new drug application filed with the FDA for authorization to commence clinical studies and its equivalent in other countries or regulatory jurisdictions; and (ii) all supplements and amendments that may be filed with respect to the foregoing.

1.43 “Indemnification Claim Notice” has the meaning set forth in Section 11.4.1.

1.44 “Indemnified Party” has the meaning set forth in Section 9.3.1.

1.45 “Indication” means the use of a Licensed Product for the treatment of a particular disease, disorder or condition.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

1.46 “Indirect Tax” means value added, sales, consumption, goods and services taxes or other similar taxes required by Applicable Law to be disclosed as a separate item on the relevant invoice including, for the avoidance of doubt, any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112).

1.47 “Information” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including: biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, and biological methodology, in each case (whether or not confidential, proprietary, patented or patentable) in written or electronic form now known or hereafter developed.

1.48 “Infringement” has the meaning set forth in Section 6.4.1.

1.49 “Initiation” means, with respect to a clinical study, the first dosing of the first human subject in such clinical study.

1.50 “Invoiced Sales” has the meaning set forth in Section 1.63.

1.51 “Knowledge” means as the context requires as it relates to a Party (i) the actual knowledge of the Chief Executive Officer, Chief Scientific Officer, Chief Financial Officer, Chief Medical Officer, Director of Business Development and in-house IP counsel of Licensor or any personnel holding positions equivalent to such job titles (but only to the extent such positions exist at such Party, having (in each case) made reasonable enquiry), or (ii) the actual knowledge of the Director Marketing Applications, Regulatory Processes and Partnerships of AstraZeneca.

1.52 “Lead Asset” has the meaning set forth in Section 1.53.

1.53 “Licensed Compound” means (i) [***]; (ii) [***] (iii) [***]; and (iv) [***] (in each case, more specifically described in Schedule 1.53 attached hereto) or any other compound listed in or covered by the Licensed Patents or otherwise making use of the Licensed Know-How, together with any [***].

1.54 “Licensed Know-How” means that Information or materials Controlled by Licensor or any of its Affiliates as of the Effective Date that claim or cover or otherwise relate to the Licensed Compound or Licensed Product, but excluding any information and materials to the extent claimed by or covered by published Licensed Patents.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

1.55 “Licensed Patents” means all of the Patents listed in Schedule 1.55, together with all Patents related thereto pursuant to Section 1.68, Controlled by Licensor or any of its Affiliates as of the Effective Date that claim or cover or otherwise relate to any Licensed Compound or Licensed Product with respect thereto or the Exploitation of any of the foregoing, together with all Patents deriving priority from the above mentioned Patents and all Patents that are re-filed in accordance with Section 6.3.1, and such Patents shall continue to be regarded as being Licensed Patents even after they are assigned (if at all) to AstraZeneca in accordance with Section 2.3.

1.56 “Licensed Product” means any pharmaceutical product that is comprised of or contains a Licensed Compound, alone or in combination with one (1) or more other active ingredients, in any and all forms, presentations, Delivery Systems, dosages and formulations.

1.57 “Licensor” has the meaning set forth in the preamble hereto.

1.58 “Losses” has the meaning set forth in Section 9.1.

1.59 “Major Market” means each of [***].

1.60 “Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labelling, shipping and holding of a Licensed Compound, any Licensed Product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control.

1.61 “Manufacturing Process” has the meaning set forth in Section 2.5.3.

1.62 “Material Anti-Corruption Law Violation” means a violation of an Anti-Corruption Law relating to the subject matter of this Agreement that would, if it were publicly known, in the reasonable view of AstraZeneca, have a material adverse effect on AstraZeneca or on the reputation of AstraZeneca because of its relationship with Licensor.

1.63 “Net Sales” means, with respect to a Licensed Product for any period, the gross amount billed or invoiced by AstraZeneca, its Affiliates or its or their Sublicensees for the sale of a Licensed Product to Third Parties (including Distributors, but not including Distributors of Authorized Generic Versions of Licensed Product(s), for which Net Sales are defined as set forth in Section 5.3.5) (the “Invoiced Sales”), less deductions for:

1.63.1 normal and customary trade, quantity and prompt settlement discounts (including chargebacks and allowances) actually allowed;

1.63.2 amounts repaid or credited by reason of rejection, return or recall of goods, rebates or bona fide price reductions;

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

1.63.3 customs and excise duties and other taxes or duties related to the sales to the extent that such items are included in the gross amount invoiced;

1.63.4 rebates and similar payments made with respect to sales paid for by any governmental or regulatory authority such as, by way of illustration and not in limitation of the Parties’ rights hereunder, Federal or state Medicaid, Medicare or similar state program or equivalent foreign governmental program;

1.63.5 the portion of administrative fees paid during the relevant time period to group purchasing organizations or pharmaceutical benefit managers relating to such Licensed Product;

1.63.6 any consideration actually paid or payable for, or reasonably allocable to, any Delivery System related to a billed or invoiced sale of such Licensed Product;

1.63.7 any invoiced amounts that are not collected by AstraZeneca, its Affiliates or its or their Sublicensees, including bad debts;

1.63.8 that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended) that AstraZeneca, its Affiliate or its or their Sublicensee, as applicable, allocates to sales of the Licensed Products in accordance with AstraZeneca’s, its Affiliate’s or its or their Sublicensee’s standard policies and procedures consistently applied across its products, as applicable;

1.63.9 any other similar and customary deductions that are consistent with

IFRS; and

1.63.10 an allowance for transportation costs, distribution expenses, special packaging, freight, postage, shipping and insurance expenses at a rate not exceeding [***] percent ([***]%) of the amount arrived at after application of the deductions under Sections 1.63.1 to 1.63.9 above, provided that no costs included within the above categories of this Section 1.63.10 shall be deducted under Sections 1.63.1 to 1.63.9 above.

Any of the deductions listed above that involves a payment by AstraZeneca, its Affiliates or its or their Sublicensees shall be taken as a deduction in the Calendar Quarter in which the payment is accrued by such entity. For the purposes of determining Net Sales, a Licensed Product shall be deemed to be sold when invoiced and a “sale” shall not include transfers or dispositions of such Licensed Product for pre-clinical or clinical purposes or as samples, in each case, without charge. AstraZeneca’s, its Affiliates’ or its or their Sublicensees’ transfer of any Licensed Product to an Affiliate or Sublicensee shall not result in any Net Sales, unless such Licensed Product is consumed by such Affiliate or Sublicensee in the course of its commercial activities.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

In the event that a Licensed Product is sold in any country in the form of a Combination Product, Net Sales of such Combination Product shall be adjusted by multiplying actual Net Sales of such Combination Product in such country calculated pursuant to the foregoing definition of “Net Sales” by the fraction A/(A+B), where A is the average invoice price in such country of any Licensed Product that contains the same Licensed Compound(s) as such Combination Product as its sole active ingredient(s), if sold separately in such country and B is the average invoice price in such country of each product that contains (i) active ingredient(s) other than the Licensed Compound(s) contained in such Combination Product as its sole active ingredient(s) and (ii) if applicable, Delivery Device(s), in each case ((i) and (ii)), if sold separately in such country; provided that the invoice price in a country for each Licensed Product that contains only the Licensed Compound(s) and each product that contains solely (x) active ingredient(s) other than the Licensed Compound(s) or (y) Delivery Device(s), as applicable, included in the Combination Product shall be for a quantity comparable to that used in such Combination Product and of substantially the same class, purity and potency or functionality, as applicable. If either such Licensed Product that contains the Licensed Compound(s) as its sole active ingredient or a product that contains the active ingredient(s) (other than the Licensed Product) or Delivery Device(s), as applicable, in the Combination Product as its sole active ingredient(s) is not sold separately in a particular country, the Parties shall negotiate in good faith a reasonable adjustment to Net Sales in such country that takes into account the medical contribution to the Combination Product of and all other factors reasonably relevant to the relative value of, the Licensed Compound(s), on the one hand and all of the other active ingredient(s) or Delivery Device(s), as applicable, collectively, on the other hand. In the case of pharmacy incentive programs, hospital performance incentive programs, chargebacks, disease management programs, similar programs or discounts on portfolio product offerings, all rebates, discounts and other forms of reimbursements shall be allocated among products on the basis on which such rebates, discounts and other forms of reimbursements were actually granted or, if such basis cannot be determined, in accordance with AstraZeneca’s, its Affiliates’ or its or their Sublicensees’ existing allocation method; provided that any such allocation shall be done in accordance with Applicable Law, including any price reporting laws, rules and regulations.

Subject to the above, Net Sales shall be calculated in accordance with the standard internal policies and procedures of AstraZeneca, its Affiliates or its or their Sublicensees, which must be in accordance with IFRS.

1.64 “Non-Breaching Party” has the meaning set forth in Section 10.2.1.

1.65 “Notice Period” has the meaning set forth in Section 10.2.1.

1.66 “Other Lead Compounds” means those compounds listed in Schedule 5.2.1.

1.67 “Party” and “Parties” have the meaning set forth in the preamble hereto.

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1.68 “Patents” means: (i) all national, regional and international patents and patent applications, including provisional patent applications; (ii) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications; (iii) any and all patents that have issued or in the future issue from the foregoing patent applications ((i) and (ii)), including utility models, petty patents, innovation patents and design patents and certificates of invention; (iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((i), (ii) and (iii)); and (v) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

1.69 “Payment” has the meaning set forth in Section 5.8.1.

1.70 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.71 “Phase I Clinical Study” means a human clinical study of a product in any country that would satisfy the requirements of 21 C.F.R. 312.21(a) and that is designed or intended to explore its metabolism and pharmacologic actions in a target or healthy patient population to permit the design of a Phase II Clinical Study, or a similar clinical study prescribed by the relevant Regulatory Authorities or Applicable Law in a country other than the United States.

1.72 “Phase II Clinical Study” means a human clinical study of a product in any country that would satisfy the requirements of 21 C.F.R. 312.21(b) and that is designed or intended to explore a variety of doses, dose response, and duration of effect and to generate initial evidence of clinical safety and activity in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities or Applicable Law in a country other than the United States.

1.73 “Phase III Clinical Study” means a human clinical study of a product in any country that would satisfy the requirements of 21 C.F.R. 312.21I and that is designed or intended to (a) establish that the product is safe and efficacious for its intended use, (b) define warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (c) support Regulatory Approval for such product.

1.74 “Product Trademarks” means the Trademark(s) used or to be used by AstraZeneca or its Affiliates or its or their Sublicensees for the Commercialization of Licensed Products in the Territory and any registrations thereof or any pending applications relating thereto

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

in the Territory, including any unregistered Trademark rights related to the Licensed Products as may exist through use before, on or after the Effective Date (excluding, in any event, any trademarks, service marks, names or logos that include any corporate name or logo of the Parties or their Affiliates or its or their Sublicensees).

1.75 “Reference Rate” means the greater of (i) [***]; and (ii) [***].

1.76 “Regulatory Approval” means, with respect to a country in the Territory, any and all approvals (including Drug Approval Applications), licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market a Licensed Product in such country, including, where applicable, (i) pricing or reimbursement approval in such country; (ii) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto); and (iii) labeling approval.

1.77 “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise exercising authority with respect to the Exploitation of Licensed Compounds or Licensed Products in the Territory, including the FDA in the United States and the EMA in the European Union.

1.78 “Regulatory Exclusivity Period” means, with respect to each Licensed Product in any country in the Territory, a period of exclusivity (other than Patent exclusivity) granted or afforded by Applicable Law or by a Regulatory Authority in such country that confers exclusive marketing rights with respect to such Licensed Product in such country or prevents another Person from using or otherwise relying on any data supporting the approval of the Drug Approval Application for such Licensed Product without the prior written consent of the owner of the Drug Approval Application, as applicable, such as new chemical entity exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity, non-patent related pediatric exclusivity or any other applicable marketing or data exclusivity, including any such periods listed in the FDA’s Orange Book or any such periods under national implementations in the European Union of Article 10 of Directive 2001/83/ED, Article 14(11) of Parliament and Council Regulation (EC) No. 726/2004, Parliament and Council Regulation (ED) No. 141/2000 on orphan medicines, Parliament and Council Regulation (ED) No. 1901/2006 on medicinal products for pediatric use and all international equivalents of any of the foregoing.

1.79 “Representatives” has the meaning set forth in Section 8.4.

1.80 “Royalty Term” means, with respect to each Licensed Product and each country in the Territory, the period beginning on the Effective Date and ending on the later of (a) the expiration of the [***]; or (b) [***] following the date of the First Commercial Sale of such Licensed Product in such country.

Confidential Treatment Requested by F-star Therapeutics, Inc.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

1.81 “Second Indication” means, with respect to the relevant milestone payment set forth in [***], the second Indication for which a Licensed Product achieves that particular milestone. For clarity, the Second Indication can be the second Indication for the Licensed Product that received the First Indication or the first Indication of another Licensed Product.

1.82 “Senior Officer” means, with respect to Licensor, its Chief Executive Officer and with respect to AstraZeneca, its EVP and President Biopharmaceuticals R&D (or any position that subsequently replaces that position).

1.83 “Sublicensee” means a Person, other than an Affiliate or a Distributor, that is granted a sublicense by AstraZeneca or its Affiliate under the grants in Section 2.1, as provided in Section 2.2.

1.84 “Successful Completion of [***]” means [***].

1.85 “Term” has the meaning set forth in Section 10.1.

1.86 “Termination Notice” has the meaning set forth in Section 10.2.1.

1.87 “Territory” means the entire world.

1.88 “Third Party” means any Person other than Licensor, AstraZeneca and their respective Affiliates.

1.89 “Third Party Claims” has the meaning set forth in Section 9.1.

1.90 “Third Party Infringement Claim” has the meaning set forth in Section 8.5.

1.91 “Third Party Right” has the meaning set forth in Section 6.7.

1.92 “Trademark” means any word, name, symbol, color, shape, designation or any combination thereof, including any trademark, service mark, trade name, brand name, sub-brand name, trade dress, product configuration, program name, delivery form name, certification mark, collective mark, logo, tagline, slogan, design or business symbol, that functions as an identifier of source or origin, whether or not registered and all statutory and common law rights therein and all registrations and applications therefor, together with all goodwill associated with, or symbolized by, any of the foregoing.

1.93 “United Kingdom” or the “UK” means the United Kingdom of Great Britain and Northern Ireland.

1.94 “United States” or “US” means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico).

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

1.95 “Valid Claim” means a claim of any issued and unexpired Patent whose validity, enforceability or patentability has not been extinguished in its entirety by (i) an irretrievable lapse, abandonment, revocation, dedication to the public or disclaimer or (ii) a holding, finding or decision of invalidity, unenforceability or non-patentability by a court, governmental agency, national or regional patent office or other appropriate body that has competent jurisdiction, such holding, finding or decision being final and unappealable or unappealed within the time allowed for appeal.

1.96 “Voting Stock” has the meaning set forth Section 1.17.1.

1.97 “Year” means each twelve (12) month period commencing on the Effective Date and each subsequent anniversary of the Effective Date.

ARTICLE 2
GRANT OF RIGHTS

2.1 Grants to AstraZeneca. Licensor hereby grants to AstraZeneca an exclusive (including with regard to Licensor and its Affiliates) license, with the right to grant sublicenses in accordance with Section 2.2, under the Licensed Patents and the Licensed Know-How, to Exploit the Licensed Compounds and Licensed Products in the Field and in the Territory.

2.2 Sublicenses. AstraZeneca shall have the right to grant sublicenses (or further rights of reference), through multiple tiers of sublicensees, under the licenses granted in Section 2.1, to its Affiliates and other Persons; provided that any such sublicenses shall be consistent with the terms and conditions of this Agreement and AstraZeneca shall be liable for any act or omission of such sublicensees that would amount to a breach of this Agreement if carried out by AstraZeneca.

2.3 Assignment.

2.3.1 As soon as reasonably practicable following payment in full and cleared funds to Licensor of the milestone payment becoming payable to Licensor for [***] in accordance with Section 5.2.1, Licensor shall assign and transfer to AstraZeneca (and AstraZeneca will accept from Licensor) all right, title and interest in and to the Licensed Patents and the Licensed Know-How to be held and enjoyed by AstraZeneca without restriction for its own use and for the use of its Affiliates, successors, licensees and assignees in the Territory. Such assignment by Licensor shall be subject to the remaining provisions of this Agreement which shall remain in full force and effect, including as they relate to the Development and Commercialization of the Licensed Products and the making of payments becoming due to Licensor under Article 5.

2.3.2 Licensor shall, at AstraZeneca’s request and cost, following the assignment of the Licensed Patents in accordance with Section 2.3.1, promptly execute and sign (or cause to be executed and signed) any further instruments, applications or documents and take (or cause to

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Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

be taken) any further actions necessary for AstraZeneca (i) to become the registered owner of the Licensed Patents and (ii) to otherwise enjoy the full benefit of the Licensed Patents provided always that Licensor shall not be required to provide any assistance in respect of Section 2.3.2(ii) beyond the expiry of the [***] period following the date of assignment of the Licensed Patents in accordance with Section 2.3.1.

2.4 Retention of Rights.

2.4.1 Except as expressly provided herein, Licensor grants no other right or license, including any rights or licenses to the Licensed Patents, the Licensed Know-How or any other Patent or intellectual property rights not otherwise expressly granted herein.

2.4.2 Except as expressly provided herein, AstraZeneca grants no other right or license, including any rights or licenses to the AstraZeneca Patents, the AstraZeneca Know-How or any other Patent or intellectual property rights not otherwise expressly granted herein.

2.5 Disclosure of Know-How; Transition.

2.5.1 Licensor shall, and shall cause its Affiliates to, without additional compensation, disclose and make available to AstraZeneca, the Licensed Know-How listed in Schedule 2.5, promptly after the Effective Date in accordance with the timeframe set out in Schedule 2.5.

2.5.2 Upon the Effective Date, the Parties will initiate the transition activities set forth in Schedule 2.5 (the “Transition Plan”) and shall use reasonable efforts to complete the Transition Plan activities as expeditiously as possible, but in any event, within the timelines set forth therein. Each Party shall bear its own expenses with respect to its obligations and activities under the Transition Plan.

2.5.3 Without prejudice to the foregoing, Licensor shall, where it becomes aware within the [***] period following the Effective Date of any other Information relating to its and its Affiliates’ Exploitation of any Licensed Product which was in existence as of the Effective Date, provide such Information to AstraZeneca within [***] of becoming aware of the same, in such form and format as the Parties may agree. Such Information may include, but is not limited to, (i) clinical and non-clinical data, research, analyses and other Information relating to the Licensed Compounds or Licensed Products; and (ii) copies of all correspondence, as of the Effective Date, to and from any Regulatory Authority that relates to the Licensed Compounds or Licensed Products, and all Information relating to the Manufacture of the Licensed Compound and the Licensed Products, including, for clarity, the then-current process for the Manufacture of the Licensed Compound and Licensed Products, as well as any improvements or enhancements to such processes (the “Manufacturing Process”) and Licensor provide such reasonable support, at AstraZeneca’s cost, as may be necessary or reasonably useful to AstraZeneca or its designee to

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

use and practice the Manufacturing Process. Any such Information provided to AstraZeneca under this Section 2.5.3 shall form part of the Licensed Know-How.

2.6 Confirmatory Patent License. Licensor shall if requested to do so by AstraZeneca, at AstraZeneca’s cost, promptly enter into confirmatory license agreements in such form as may be reasonably requested by AstraZeneca for purposes of recording the licenses granted under this Agreement with such patent offices in the Territory as AstraZeneca considers appropriate. Until the execution of any such confirmatory licenses, so far as may be legally possible, Licensor and AstraZeneca shall have the same rights in respect of the Licensed Patents and be under the same obligations to each other in all respects as if the said confirmatory licenses had been executed.

2.7 Change of Control. Licensor (or its successor) shall provide AstraZeneca with written notice of any Change of Control of Licensor within [***] following the earlier of the first public announcement of the execution of any agreement with respect to such transaction and the closing date of such transaction.

ARTICLE 3
DEVELOPMENT AND REGULATORY ACTIVITIES

3.1 Development.

3.1.1 In General. As between the Parties, AstraZeneca (or its Affiliates) shall have the sole right and responsibility, at its sole expense, for all aspects of the Development of the Licensed Compounds and Licensed Products. Without limiting the generality of the foregoing, AstraZeneca shall have the sole right and responsibility, at its sole expense, to (i) file all Drug Approval Applications and make all other filings with the Regulatory Authorities, and to otherwise seek all Regulatory Approvals for Licensed Products, in the Territory, as well as to conduct all correspondence and communications with Regulatory Authorities regarding such matters and (ii) report all Adverse Events to Regulatory Authorities if and to the extent required by Applicable Law.

3.1.2 Diligence. AstraZeneca shall use Commercially Reasonable Efforts to Develop a Licensed Product for the First Indication for each of the Major Markets.

3.1.3 Subcontracting. AstraZeneca shall have the right to subcontract any of its other Development activities to a Third Party.

3.1.4 Development Reports. Until such time as the last Development milestone is paid, within [***] following the end of [***], AstraZeneca shall provide Licensor with a high level written summary of its material Development activities in process and those that it expects to initiate during the following [***] period, in the form appearing at Schedule 3.1.4. AstraZeneca shall also inform Licensor of any significant events in relation to the Development of Licensed

Confidential Treatment Requested by F-star Therapeutics, Inc.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Products that are likely to occur, to enable Licensor to prepare to comply with its disclosure obligations under Applicable Law or the rules of any stock exchange on which its securities are listed (provided that any actual disclosure shall be subject to ARTICLE 7).

3.2 Regulatory Activities.

3.2.1 Regulatory Approvals.

(i) Following the successful completion by AstraZeneca of the Development activities, AstraZeneca shall use Commercially Reasonable Efforts to obtain Regulatory Approval for the First Indication of a Licensed Product in each of the Major Markets.

(ii) As between the Parties, AstraZeneca shall have the sole right to prepare, obtain and maintain Drug Approval Applications (including the setting of the overall regulatory strategy therefor), other Regulatory Approvals and other submissions and to conduct communications with the Regulatory Authorities, for Licensed Products in the Territory. Licensor shall support AstraZeneca, as may be reasonably necessary and at AstraZeneca’s cost, in obtaining Regulatory Approvals for the Licensed Products and in the activities in support thereof, including providing all documents or other materials in the possession or control or Licensor or any of its Affiliates as may be necessary or useful for AstraZeneca or any of its Affiliates or its or their Sublicensees to obtain Regulatory Approvals for the Licensed Products.

(iii) Except to the extent prohibited by Applicable Law, all Regulatory Approvals relating to a Licensed Compound or a Licensed Product with respect to the Territory developed or granted pursuant to this Agreement after the Effective Date shall be owned by and shall be the sole property and held in the name of, AstraZeneca or its designated Affiliate, Sublicensee or designee. At AstraZeneca’s request and cost, Licensor shall duly execute and deliver or cause to be duly executed and delivered, such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary under or as AstraZeneca may reasonably request in connection with or to carry out more effectively the purpose of or to better assure and confirm unto AstraZeneca its rights under, this Section.

ARTICLE 4
COMMERCIALIZATION

4.1 In General. As between the Parties, AstraZeneca (itself or through its Affiliates or its or their Sublicensees) shall have the sole right to Commercialize Licensed Products in the Territory at its sole cost and expense.

4.2 Diligence. AstraZeneca shall use Commercially Reasonable Efforts to Commercialize a Licensed Product for the First Indication following receipt of Regulatory Approval therefor in each of the Major Markets; provided that AstraZeneca shall not be obligated

Confidential Treatment Requested by F-star Therapeutics, Inc.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

to use Commercially Reasonable Efforts to Commercialize [***] in each of the Major Markets. Licensor acknowledges and agrees that nothing in this Section is intended, or shall be construed, to require AstraZeneca to Develop or Commercialize a specific Licensed Product. Further, Licensor acknowledges and agrees that AstraZeneca is not required to Commercialize a Licensed Product in any Major Market where the carrying out by it of Commercially Reasonable Efforts would not require it to do so. In the event that AstraZeneca decides to discontinue the development or commercialization of a Licensed Product in favor of another Licensed Product, its obligations under this Section shall cease with respect to such initial Licensed Product in favor of such other Licensed Product. Licensor further acknowledges that AstraZeneca is in the business of Exploiting pharmaceutical products and nothing in this Agreement shall be construed as restricting such business.

4.3 Booking of Sales; Distribution. As between the Parties, AstraZeneca shall have the sole right to invoice and book sales, establish all terms of sale (including pricing and discounts) and warehouse and distribute the Licensed Products in the Territory and perform or cause to be performed all related services. As between the Parties, AstraZeneca shall handle all returns, recalls or withdrawals, order processing, invoicing, collection, distribution and inventory management with respect to the Licensed Products in the Territory.

4.4 Statements and Compliance with Applicable Law. Each Party shall and shall cause its Affiliates to, comply with all Applicable Law with respect to the Commercialization of Licensed Products hereunder.

4.5 Subcontracting; Distributors. Subject to Section 2.2, AstraZeneca shall have the right to subcontract any of its Commercialization activities to a Third Party (including by appointing one or more contract sales forces, co-promotion partners or Distributors); provided that (i) no such permitted subcontracting shall relieve AstraZeneca of any obligation (except to the extent AstraZeneca uses Commercially Reasonable Efforts with respect to selecting such subcontractor, entering into a subcontract therewith, and managing (and, if applicable enforcing) such subcontract) hereunder and (ii) if and to the extent AstraZeneca uses Commercially Reasonable Efforts with respect to selecting such subcontractor, entering into a subcontract therewith and managing (and, if applicable, enforcing) such subcontract. AstraZeneca shall be liable to Licensor for any act or omission of any such subcontractor that would amount to a breach of this Agreement if carried out by AstraZeneca.

ARTICLE 5
PAYMENTS AND RECORDS

5.1 Upfront Payment. In partial consideration of the rights granted by Licensor to AstraZeneca hereunder and subject to the terms and conditions of this Agreement, AstraZeneca shall pay Licensor an upfront amount equal to [***] Dollars ($[***]). On or after the Effective

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Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Date, Licensor shall provide a valid invoice to AstraZeneca for the upfront payment due, which amount shall be payable by AstraZeneca [***] following receipt of the invoice.

5.2 Milestones.

5.2.1 [***]. In partial consideration of the rights granted by Licensor to AstraZeneca hereunder and subject to the terms and conditions of this Agreement, AstraZeneca shall pay to Licensor each of the following milestone payments, calculated as follows:

i. [***]	$[***]
ii. [***]	(a) $[***] if for [***], (b) $[***] if for[***]; or (c) $[***] if for [***].
iii. [***]	$[***]
iv. [***]	$[***]
v. [***]	$[***]
vi. [***]	$[***]
vii. [***]	$[***]
viii. [***]	$[***]

Each milestone payment in this Section 5.2.1 shall be payable only upon the first achievement of such milestone and no amounts shall be due for subsequent or repeated achievements of such milestone, whether for the same or a different Licensed Product.

Notwithstanding anything to the contrary in this Section 5.2.1, in the event that [***] is made in relation to a Licensed Compound:

(a) [***], or

(b) [***],

[***].

If, at any time, the achievement of the milestones described in this Section 5.2.1 has occurred with respect to which a payment is due hereunder and any of preceding milestones in this Section 5.2.1 have not been triggered, become due or been paid, then each such skipped milestone

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

payment shall become due and payable concurrently with such subsequent milestone in this Section 5.2.1.

5.2.2 [***]. In partial consideration of the rights granted by Licensor to AstraZeneca hereunder and subject to the terms and conditions of this Agreement, in the event that AstraZeneca Develops any Licensed Product for a Second Indication, AstraZeneca shall pay to Licensor additional milestone payments, calculated as follows:

i. [***]	$[***]
ii. [***]	$[***]
iii. [***]	$[***]
iv. [***]	$[***]
v. [***]	$[***]

In the event that AstraZeneca Develops more than one Licensed Product, for clarity, the milestone payments set forth in this Section 5.2.2 shall be payable [***]. If, at any time, the achievement of the milestones described in this Section 5.2.2 has occurred with respect to which a payment is due hereunder and any of preceding milestones in this Section 5.2.2 have not been triggered, become due or been paid, then each such skipped milestone payment shall become due and payable concurrently with such subsequent milestone in this Section 5.2.2 for such Indication.

5.2.3 Invoicing for Development and Regulatory Milestones. AstraZeneca shall give Licensor written notice of the achievement of each milestone event in Sections 5.2.1 and 5.2.2 no later than [***] after such achievement. Licensor shall submit an invoice to AstraZeneca promptly following receipt of such notice for the full amount of the corresponding milestone, which amount shall then be payable within [***] after the receipt of the invoice.

5.2.4 Sales-Related Milestones. In partial consideration of the license rights granted by Licensor to AstraZeneca hereunder and subject to the terms and conditions of this Agreement, AstraZeneca shall pay to Licensor milestone payments, calculated as follows:

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

i. In the event that the aggregate of all Net Sales of all Licensed Products made by AstraZeneca or any of its Affiliates or its or their Sublicensees in a given Calendar Year exceeds $[***] for such Calendar Year

$[***]

ii. In the event that the aggregate of all Net Sales of all Licensed Products made by AstraZeneca or any of its Affiliates or its or their Sublicensees in a given Calendar Year exceeds $[***] for such Calendar Year

$[***]

iii. In the event that the aggregate of all Net Sales of all Licensed Products made by AstraZeneca or any of its Affiliates or its or their Sublicensees in a given Calendar Year exceeds $[***] for such Calendar Year

$[***]

In the event that in a given Calendar Year more than one (1) of the foregoing thresholds set forth in this Section 5.2.4 is exceeded, AstraZeneca shall pay to Licensor a separate milestone payment with respect to each such threshold that is exceeded in such Calendar Year. Each milestone payment in this Section 5.2.4 shall be payable only upon the first achievement of such milestone in a given Calendar Year and no amounts shall be due for subsequent or repeated achievements of such milestone in subsequent Calendar Years.

5.2.5 Invoicing for Sales-Related Milestones. AstraZeneca shall give Licensor written notice of the achievement of each milestone event in Section 5.2.4 no later than [***] after the close of the [***] in which such achievement occurs. Following receipt of such notice, Licensor shall submit an invoice promptly following receipt of such notice to AstraZeneca for the full amount of the corresponding milestone payment. Each such milestone payment shall then be payable [***] after receipt of a valid invoice.

5.3 Royalties.

5.3.1 Royalty Rates. As further consideration for the rights granted to AstraZeneca hereunder and subject to the terms and conditions of this Agreement, including any right of AstraZeneca to offset amounts due from Licensor to AstraZeneca pursuant to ARTICLE 6, AstraZeneca shall pay to Licensor a royalty on Net Sales to Third Parties (including Distributors but excluding sales of Authorized Generic Versions) of each Licensed Product in the Territory (excluding Net Sales of each Licensed Product in any country for which the Royalty Term for such Licensed Product in such country has expired as set forth in Section 5.3.2) during each Calendar Year at the following rates:

(i) for that portion of aggregate Net Sales of all Licensed Products in the Territory during a Calendar Year less than [***], a royalty rate of [***] percent ([***]%);

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

(ii) for that portion of aggregate Net Sales of all Licensed Products in the Territory during a Calendar Year equal to or greater than [***] Dollars ($[***]), but less than [***] Dollars ($[***]), a royalty rate of [***] percent ([***]%); and

(iii) for that portion of aggregate Net Sales of all Licensed Products in the Territory during a Calendar Year equal to or greater than [***] Dollars ($[***]), a royalty rate of [***] percent ([***]%).

With respect to each Licensed Product in each country in the Territory, from and after the expiration of the Royalty Term for such Licensed Product in such country, Net Sales of such Licensed Product in such country shall be excluded for purposes of calculating the Net Sales thresholds and ceilings set forth in this Section 5.3.1.

5.3.2 Royalty Term. AstraZeneca shall have no obligation to pay any royalty with respect to Net Sales of any Licensed Product in any country after the last day of the month in which the Royalty Term for such Licensed Product in such country has expired.

5.3.3 Reductions. Notwithstanding the foregoing, in the event that:

(i) AstraZeneca enters into an agreement with a Third Party in order to obtain a license or other right to a Third Party Right with respect to a Licensed Compound in a country pursuant to Section 6.7, AstraZeneca shall be entitled to [***]; and

(ii) a court or a governmental agency of competent jurisdiction requires AstraZeneca or any of its Affiliates or its or their Sublicensees to grant a compulsory license to a Third Party permitting such Third Party to make and sell a Licensed Product in a country in the Territory, [***].

Any reductions set forth in this Section 5.3.3 shall be applied to the royalty rate payable to Licensor under Section 5.3.1 in the order in which the event triggering such reduction occurs.

5.3.4 Maximum Amount of Royalty Reduction. In no event shall the royalty rate payable to Licensor under this Section 5.3 in respect of any country or Licensed Product be reduced by more than [***] percent ([***]%) of what it would otherwise be by operation of Section 5.3.3 or 5.3.5. Credits not exhausted in any [***] may be carried into future [***], subject to the foregoing sentence.

5.3.5 Authorized Generics. If, in any country in the Territory during the Royalty Term for a Licensed Product, one or more Authorized Generic Versions of such Licensed Product are sold lawfully, then for the purposes of calculating the royalties due under Section 5.3.1, (a) sales from AstraZeneca or its Affiliates or its or their Sublicensees to the Distributor of such Authorized Generic Versions of the Licensed Product shall not be included in “Net Sales,” and (b) such Distributor’s sales of Authorized Generic Versions of Licensed Products to Third Parties shall

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

be included in “Net Sales,” except that such sales shall be (x) adjusted for deductions from such sales as are permitted to the Distributor in calculating its payments to AstraZeneca and its Affiliates and its and their Sublicensees and (y) reduced by that portion of such sales as are permitted to be retained by such Distributor.

5.4 Sublicense Revenue. No royalty or other payments shall be due with respect to any payments made to AstraZeneca or its Affiliates from Sublicensees or their Affiliates (i) in the form of upfront fees or milestone payments; (ii) under a credit facility; (iii) in connection with any Change of Control; (iv) in consideration of (x) any issuance of equity or debt securities by AstraZeneca or its Affiliates; or (y) any research, development or other activities relating to the Licensed Product that AstraZeneca or its Affiliates may perform on behalf of a Sublicensee; (v) as reimbursement of actual patent prosecution and maintenance costs and expenses; or (vi) in connection with awards or judgments in Patent or other intellectual or proprietary rights enforcement, which shall be allocated between the Parties in accordance with ARTICLE 6.

5.5 Estimated Sales Levels. Licensor acknowledges and agrees that the sales levels set forth in Sections 5.2 and 5.3 shall not be construed as representing an estimate or projection of anticipated sales of the Licensed Products or implying any level of diligence or Commercially Reasonable Efforts, in the Territory and that the sales levels set forth in those Sections are merely intended to define AstraZeneca’s royalty and other payment obligations, as applicable, in the event such sales levels are achieved.

5.6 Royalty Payments and Reports. AstraZeneca shall calculate all amounts payable to Licensor pursuant to Section 5.3 at the end of each [***], which amounts shall be converted to Dollars, in accordance with Section 5.7. AstraZeneca shall give to Licensor a written statement of the royalty amounts due with respect to a given [***] within [***] after the end of such [***], which statement shall include the Net Sales of all Licensed Products subject to royalty payments sold by AstraZeneca and its Affiliates and Sub-licensees in the Territory during the reporting period and the royalties payable under this Agreement. Following receipt of such statement, Licensor shall promptly submit an invoice to AstraZeneca for the full amount of the corresponding royalty payment, which amount shall be payable [***] after the date of invoice.

5.7 Mode of Payment. All payments to either Party under this Agreement shall be made by deposit of Dollars in the requisite amount to such bank account as the receiving Party may from time to time designate by notice to the paying Party. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), a Party shall convert any amount expressed in a foreign currency into Dollar equivalents using its, its Affiliate’s or Sublicensee’s standard conversion methodology consistent with IFRS.

5.8 Taxes.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

5.8.1 General. The milestones, royalties and other amounts payable by AstraZeneca to Licensor pursuant to this Agreement (each, a “Payment”) shall be paid free and clear of any and all taxes, except for any withholding taxes required by Applicable Law. Except as provided in this Section 5.8, Licensor shall be solely responsible for paying any and all taxes (other than withholding taxes required by Applicable Law to be deducted from Payments and remitted by AstraZeneca) levied on account of, or measured in whole or in part by reference to, any Payments it receives. AstraZeneca shall deduct or withhold from the Payments any taxes that it is required by Applicable Law to deduct or withhold. Notwithstanding the foregoing, if Licensor is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, it may deliver to AstraZeneca or the appropriate governmental authority (with the assistance of AstraZeneca to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve AstraZeneca of its obligation to withhold such tax and AstraZeneca shall apply the reduced rate of withholding or dispense with withholding, as the case may be; provided that AstraZeneca has received evidence, in a form satisfactory to AstraZeneca, of Licensor’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least [***] prior to the time that the Payments are due. If, in accordance with the foregoing, AstraZeneca withholds any amount, it shall pay to Licensor the balance when due, make timely payment to the proper taxing authority of the withheld amount and send to Licensor proof of such payment within [***] following such payment. Notwithstanding the foregoing, in the event a Party assigns its rights or obligations under this Agreement or otherwise makes Payments from a jurisdiction other than the jurisdiction in which such Party is tax resident at the time of this Agreement, and immediately after such assignment the amount of withholding tax deductions in respect of any payment it makes are greater than the amount of withholding tax deductions that would have been required by Applicable Law absent such assignment, then such increased tax shall be borne by the Party making such assignment.

5.8.2 Indirect Taxes. Notwithstanding anything to the contrary contained elsewhere in this Agreement, the following shall apply with respect to Indirect Taxes. All payments and consideration are stated exclusive of Indirect Taxes. If any Indirect Taxes are chargeable by the payee in respect of any payments or consideration due under any Transaction Document, the payer shall pay such Indirect Taxes at the applicable rate in respect of any such payments or consideration, following the receipt, where applicable, of a valid Indirect Taxes invoice issued in the appropriate form by the payee in respect of those payments or consideration to which such Indirect Taxes relate. The Parties shall issue valid invoices for all goods and services supplied under the Transaction Documents consistent with the law governing such Indirect Tax, and to the extent any invoice is not initially issued in an appropriate form, the parties shall cooperate to provide such information or assistance as may be necessary to enable the issuance of such invoice consistent with the law governing such Indirect Tax.

5.8.3 Tax Co-operation. AstraZeneca and Licensor shall procure that their group tax functions shall fully cooperate with each other in relation to any reasonable request in

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

connection with any tax liability arising from the payments due under this Agreement, including information required for the preparation and filing of any tax return or the conduct of any audit, investigation, dispute or appeal or any other communication with any tax authority, in each case if and to the extent: (i) legally permissible; and (ii) that such disclosure would not breach any duty of confidentiality or waive privilege. The requesting party shall be responsible for any third-party costs properly incurred by the other party in complying with this Section 5.8.3.

5.8.4 Prevention of Facilitation of Tax Evasion.

(i) Each Party represents, warrants and undertakes that neither it nor its Affiliates shall commit a tax evasion facilitation offence under Part 3 of the UK Criminal Finances Act 2017 in connection with or attributable to this Agreement or the transactions contemplated hereby.

(ii) Each Party shall promptly report to the other Party any apparent breach of Section 5.8.4(i) and shall (a) answer, in reasonable detail, any written or oral inquiry from the other Party related to its and its Affiliates compliance with Section 5.8.4(i), (b) facilitate the interview of employees of such Party by the other Party (or any agent of such Party) at any reasonable time specified by the inquiring Party related to such Party’s compliance with Section 5.8.4(i) and (c) co-operate with the inquiring Party or any governmental authority in relation to any investigation relating to the matters referred to in Section 5.8.4(i), in all cases, as reasonably required to enable that other Party to comply with its undertaking in Section 5.8.4(i).

5.9 Interest on Late Payments. If any payment due to either Party under this Agreement is not paid when due, then such paying Party shall pay interest thereon (before and after any judgment) at an annual rate equal to the lessor of (i) [***] per cent ([***]%) above the Reference Rate, and (ii) the maximum rate permitted under Applicable Law. Any interest will accrue from day to day and is calculated based on the actual number of days elapsed from the payment due date to the actual payment date and a year of 365 days. Interest is compounded daily.

5.10 Audit.

5.10.1 Procedures. At the request of the Licensor, AstraZeneca shall, and shall cause its Affiliates and its and their Sublicensees to, permit an independent auditor designated by Licensor and reasonably acceptable to AstraZeneca, at reasonable times and upon reasonable notice, to audit the books and records maintained pursuant to Section 5.10 to ensure the accuracy of all reports and payments made hereunder. Such examinations may not (i) be conducted for any Calendar Quarter more than [***] after the end of such quarter; (ii) be conducted more than once in any [***] period (unless a previous audit during such [***] period revealed an underpayment (or with respect to any reimbursement, an overpayment) with respect to such period); or (iii) be repeated for any Calendar Quarter. Except as provided below, the cost of this audit shall be borne by the auditing Party, unless the audit reveals a variance of more than [***] percent ([***]%) from the reported amounts, in which case the audited Party shall bear the cost of the audit. Unless

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

disputed pursuant to Section 5.10.2 below, if such audit concludes that (x) additional amounts were owed by the audited Party, the audited Party shall pay the additional amounts, with interest from the date originally due as provided in Section 5.8 or (y) excess payments were made by the audited Party, the auditing Party shall reimburse such excess payments, in either case ((x) or (y)), within [***] after the date on which such audit is completed by the auditing Party.

5.10.2 Audit Dispute. In the event of a dispute with respect to any audit under Section 5.10, Licensor and AstraZeneca shall work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***], the dispute shall be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other Person as the Parties shall mutually agree (the “Auditor”). The decision of the Auditor shall be final and the costs of such arbitration as well as the initial audit shall be borne between the Parties in such manner as the Auditor shall determine. Not later than [***] after such decision and in accordance with such decision, the audited Party shall pay the additional amounts, with interest from the date originally due as provided in Section 5.8 or the auditing Party shall reimburse the excess payments, as applicable.

5.10.3 Confidentiality. The receiving Party shall treat all information subject to review under this ARTICLE 5 in accordance with the confidentiality provisions of ARTICLE 7 and the Parties shall cause the Auditor to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement.

ARTICLE 6
INTELLECTUAL PROPERTY

6.1 Ownership of Intellectual Property.

6.1.1 Ownership. As between the Parties, AstraZeneca shall own and retain all right, title and interest in and to any and all: (i) Information, Improvements and other inventions that are conceived, discovered, developed or otherwise made by or on behalf of AstraZeneca (or its Affiliates or its or their Sublicensees) under or in connection with this Agreement, whether or not patented or patentable and any and all Patents and other intellectual property rights with respect thereto; and (ii) other Information, inventions, Patents and other intellectual property rights that are owned or otherwise controlled by AstraZeneca or any of its Affiliates or its or their sublicensees outside of this Agreement. As between the Parties, Licensor shall own and retain all right, title and interest in and to any and all Information, inventions, Patents and other intellectual property rights that are owned or otherwise controlled by Licensor or any of its Affiliates prior to the Effective Date.

6.1.2 United States Law. The determination of whether Information, Improvements and inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

property rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States as such law exists as of the Effective Date irrespective of where or when such conception, discovery, development or making occurs. In the event that United States law does not apply to the conception, discovery, development or making of any Information, Improvements or other inventions hereunder, each Party shall, and does hereby, assign, and shall cause its Affiliates and its and their licensees and Sublicensees to so assign, to the other Party, without additional compensation but at AstraZeneca’s cost, such right, title and interest in and to any Information, Improvements and other inventions as well as any intellectual property rights with respect thereto, as is necessary to fully effect, as applicable the sole ownership provided for in Section 6.1.1

6.1.3 Ownership of Product Trademarks. As between the Parties, AstraZeneca shall have the sole right to determine and shall own all right, title and interest in and to the Product Trademarks on a worldwide basis. Licensor shall not and shall not permit its Affiliates to, (i) use in their respective businesses, any Trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of the Product Trademarks and (ii) do any act that endangers, destroys, or similarly affects, in any material respect, the value of the goodwill pertaining to the Product Trademarks. Licensor shall not and shall not permit its Affiliates to, attack, dispute or contest the validity of or ownership of any Product Trademark anywhere in the Territory or any registrations issued or issuing with respect thereto.

6.2 Control of Intellectual Property. Neither Party shall enter into or amend any agreement with a Third Party, or include in any such agreement or amendment any restrictive provisions, with an intent to limit its Control of, or to not Control, any Information, Patent or other intellectual property right that would be subject to the license grants in Section 2.1 in the absence of such agreement, amendment or restrictive provisions. Further, when entering into any agreement or amendment with a Third Party relating to any Information, Patents or other intellectual property rights that, if Controlled by a Party or its Affiliates, would be subject to the license grants in Section 2.1, each Party shall use good faith efforts to obtain Control of such Information, Patents and other intellectual property rights.

6.3 Maintenance and Prosecution of Patents.

6.3.1 Patent Prosecution and Maintenance of Licensed Patents.

(i) As between the Parties, AstraZeneca shall:

(a) subject to Section 6.3.1(b), have the sole right, but not the obligation, including by using counsel of its own choice to prepare, file, prosecute and maintain the Licensed Patents in the Territory and to be responsible for any related interference, re-issuance, re-examination and opposition proceedings, and

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

(b) use its Commercially Reasonable Efforts to prepare, file prosecute and (subject to Sections 6.3.1(ii) and (iv)) maintain the Licensed Patents in each of the Major Markets and be responsible for any related interference, re-issuance, re-examination and opposition proceedings, in each case (a) and (b), at AstraZeneca’s sole cost and expense.

(ii) Notwithstanding Section 6.3.1(i), if AstraZeneca, as between the Parties, decides not to prepare, file (or re-file in accordance with Section 6.3.1(iv)), prosecute or maintain a Licensed Patent, AstraZeneca shall provide Licensor with written notice at least [***] prior to lapse or abandonment (or withdrawal or expiry in accordance with Section 6.3.1(iv)) of the relevant Licensed Patent, as the case may be. Within [***] after receipt of such notice, the Licensor shall be entitled to require by written notice that AstraZeneca assigns, or assigns exclusive control of, such Licensed Patent to Licensor, at [***] (subject to Licensor paying AstraZeneca’s reasonable out-of-pocket costs incurred in effecting such assignment), and any such Licensed Patent shall be deemed to be excluded from the Licensed Patents. Should AstraZeneca not receive written notice of assignment within such [***] period, such Licensed Patent shall be allowed to lapse or become abandoned.

(iii) AstraZeneca shall regularly (and not less than once every [***]) inform Licensor of all material steps with regard to the preparation, filing, prosecution and maintenance of the Licensed Patents in the Territory.

(iv) If a Licensed Patent has not been published, AstraZeneca shall have the right, but not the obligation, to withdraw and re-file in Licensor’s name, or to let expire and then re-file in Licensor’s name, those Licensed Patents in order, and as required, to reset priority for such Licensed Patents and allow incorporation of Improvements, at AstraZeneca’s sole cost and expense, provided that, in the event that a Licensed Patent is, in accordance with this Section 6.3.1(iv), withdrawn or allowed to expire, then it shall be refiled promptly, but no later than within [***], to reset the priority date.

6.3.2 Patent Prosecution and Maintenance of AstraZeneca Patents. As between the Parties, AstraZeneca shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain the AstraZeneca Patents worldwide, and to be responsible for any related interference, re-issuance, re-examination and opposition proceedings, in each case, at its sole cost and expense and using counsel of its own choice.

6.3.3 Cooperation. The non-prosecuting Party shall, and shall cause its Affiliates to, assist and cooperate with the prosecuting Party, as the prosecuting Party may reasonably request from time to time, in the preparation, filing, prosecution and maintenance of the Licensed Patents and the AstraZeneca Patents worldwide under this Agreement, including that the non-prosecuting Party shall, and shall ensure that its Affiliates, (i) offer its comments, if any, promptly; and (ii) provide access to relevant documents and other evidence, to the extent that these are in the non-prosecuting Party’s control or possession, and make its employees available at reasonable business

Confidential Treatment Requested by F-star Therapeutics, Inc.

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hours; provided, that the prosecuting Party shall reimburse the non-prosecuting Party for its out-of-pocket costs and expenses incurred in connection therewith.

6.3.4 Patent Term Extension and Supplementary Protection Certificate. As between the Parties, AstraZeneca shall have the sole right to make decisions regarding, and to apply for, patent term extensions worldwide, including the United States with respect to extensions pursuant to 35 U.S.C. §156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable, for the Licensed Patents, the AstraZeneca Patents and with respect to the Licensed Compound and the Licensed Products, in each case including whether or not to do so. Licensor shall provide prompt and reasonable assistance, as requested by and at the cost of AstraZeneca, including by taking such action as patent holder as is required under any Applicable Law to obtain such extension or supplementary protection certificate.

6.3.5 Patent Listings. As between the Parties, AstraZeneca shall have the sole right to make all filings with Regulatory Authorities in the Territory with respect to the Licensed Patents and the AstraZeneca Patents, including as required or allowed (i) in the United

29

States, in the FDA’s Orange Book; and (ii) in the European Union, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents.

6.4 Enforcement of Patents.

6.4.1 Notice. Each Party shall promptly notify the other Party in writing of (i) any alleged or threatened infringement of the Licensed Patents or the AstraZeneca Patents in any jurisdiction in the Territory; or (ii) any certification filed under the Hatch-Waxman Act claiming that any Licensed Patent or AstraZeneca Patent is invalid or unenforceable or claiming that any Licensed Patent or AstraZeneca Patent would not be infringed by the making, use, offer for sale, sale or import of a product for which an application under the Hatch-Waxman Act is filed or any equivalent or similar certification or notice in any other jurisdiction in the Territory, in each case ((i) and (ii)) of which such Party becomes aware (an “Infringement”).

6.4.2 Enforcement of Licensed Patents. As between the Parties, AstraZeneca shall have the first right, but not the obligation, to prosecute any Infringement with respect to the Licensed Patents, including as a defense or counterclaim in connection with any Third Party Infringement Claim, at AstraZeneca’s sole cost and expense, using counsel of its own choice. In the event AstraZeneca prosecutes any such Infringement, Licensor shall have the right to join as a party to such claim, suit or proceeding in the Territory and participate with its own counsel at its sole cost and expense; provided that AstraZeneca shall retain control of the prosecution of such claim, suit or proceeding, including the response to any defense or defense of any counterclaim

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

raised in connection therewith. If AstraZeneca or its designee does not take commercially reasonable steps to prosecute an Infringement (i) within [***] following the first notice provided above with respect to such Infringement; or (ii) provided such date occurs after the first such notice of such Infringement is provided, [***] before the time limit, if any, set forth in appropriate laws and regulations for filing of such actions, whichever comes first, then (x) AstraZeneca shall so notify Licensor and Licensor may prosecute such alleged or threatened infringement at its sole cost and expense.

6.4.3 Enforcement of AstraZeneca Patents. As between the Parties, AstraZeneca shall have the sole right, but not the obligation, to prosecute Infringement with respect to the AstraZeneca Patents, including as a defense or counterclaim in connection with any Third Party Infringement Claim, at AstraZeneca’s sole cost and expense, using counsel of its own choice, and AstraZeneca shall retain control of the prosecution of such suit.

6.4.4 Cooperation. The Parties agree to cooperate fully in any Infringement action pursuant to this Section 6.4, including in the case of Licensor, by making the inventors, applicable records and documents (including laboratory notebooks) in respect of the relevant Patents available to AstraZeneca upon AstraZeneca’s request. Where a Party controls such an action, the other Party shall, and shall cause its Affiliates to, assist and cooperate with the controlling Party, as such controlling Party may reasonably request from time to time, in connection with its activities set forth in this Section 6.4, including where necessary, furnishing a power of attorney solely for such purpose or joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence and making its employees available at reasonable business hours; provided that the controlling Party shall reimburse such other Party for its out-of-pocket costs and expenses incurred in connection therewith. Unless otherwise set forth herein, the Party entitled to bring any patent infringement litigation in accordance with this Section 6.4 shall have the right to settle such claim; provided that neither Party shall have the right to settle any Infringement litigation under this Section 6.4 in a manner that has a material adverse effect on the rights or interest of the other Party (including in its Patents) or in a manner that imposes any costs or liability on or involves any admission by, the other Party, without the express written consent of such other Party (which consent shall not be unreasonably withheld, conditioned or delayed); provided, further that the foregoing limitation shall not be deemed to preclude or require the consent of such other Party in connection with a settlement of Infringement that would or may result in reduced Payments hereunder, but would not otherwise fall within the scope of the foregoing limitation.

6.4.5 Recovery. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of such litigation described above in this Section 6.4 (whether by way of settlement or otherwise) shall be first, allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall be retained by the Party that has exercised its right to bring the

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

enforcement action; provided that to the extent that any award or settlement (whether by judgment or otherwise) with respect to a Licensed Patent is attributable to loss of sales or profits with respect to a Licensed Product, such amount shall be paid to or retained by AstraZeneca and treated as “Net Sales” in the Calendar Year in which the money is actually received and any royalties pursuant to Section 5.3.1 shall be payable by AstraZeneca to Licensor with respect thereto; provided that any such recovery shall not be considered for purposes of determining whether any milestones are payable pursuant to Section 5.2.

6.5 Infringement Claims by Third Parties. If the Exploitation of a Licensed Product in the Territory pursuant to this Agreement results in, or is reasonably expected to result in, any claim, suit or proceeding by a Third Party alleging infringement by AstraZeneca or any of its Affiliates or its or their Sublicensees, Distributors or customers (a “Third Party Infringement Claim”), including any defense or counterclaim in connection with an Infringement action initiated pursuant to Section 6.4, the Party first becoming aware of such alleged infringement shall promptly notify the other Party thereof in writing. As between the Parties, AstraZeneca shall have the first right, but not the obligation, to defend and control the defense of any such claim, suit or proceeding at its sole cost and expense (but subject to deduction as provided below), using counsel of its own choice. Licensor may participate in any such claim, suit or proceeding with counsel of its choice at its sole cost and expense; provided that AstraZeneca shall retain control of the defense of such claim, suit or proceeding. AstraZeneca shall be entitled to offset [***] percent ([***]%) of the reasonable out-of-pocket costs of defending or settling such claim, suit or proceeding under this Section 6.5, to the extent that the Third Party Infringement Claim arises from the exercise of a Licensed Patent, that are borne by AstraZeneca or its Affiliates and, with respect to any calculation pursuant to Section 5.4(i), its or their Sublicensees, in a given Calendar Quarter (including royalties, milestones and other consideration paid and any damages or other awards assessed in connection therewith) against any amounts owed to Licensor under this Agreement for such Calendar Quarter, with any balance then remaining to be carried over to amounts due with respect to subsequent Calendar Quarters, up to a maximum amount for each Calendar Quarter of [***] percent ([***]%) of the amounts owed with respect to such subsequent Calendar Quarter. Any recoveries awarded to a Party in connection with any Third Party Infringement Claim defended under this Section 6.5 shall be applied first to reimburse such Party for its reasonable out-of-pocket costs of defending such claim, suit or proceedings and then to reimburse the other Party for amounts deducted pursuant to the previous sentence, with the balance of any such recoveries being retained by or provided to such first Party and where retained by or provided to AstraZeneca or its Affiliates shall be regarded as being Net Sales against which royalties are due to Licensor.

6.6 Invalidity or Unenforceability Defenses or Actions. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Licensed Patents or the AstraZeneca Patents by a Third Party of which such Party becomes aware. As between the Parties, AstraZeneca shall have (i) the first right, but not the obligation, to defend and control the defense of the validity and enforceability of

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

the Licensed Patents and (ii) the sole right, but not the obligation, to defend and control the defense of the validity and enforceability of the AstraZeneca Patents, in each case ((i) and (ii)), at its sole cost and expense in the Territory and using counsel of its own choice, including when such invalidity or unenforceability is raised as a defense or counterclaim in connection with an Infringement action initiated pursuant to Section 6.4. Licensor may participate in any such claim, suit or proceeding in the Territory with counsel of its choice at its sole cost and expense; provided that AstraZeneca shall retain control of the defense in such claim, suit or proceeding. AstraZeneca shall be entitled to offset [***] percent ([***]%) of the reasonable out-of-pocket costs of defending or settling such claim, suit or proceeding under this Section 6.6, to the extent that the claim, suit or proceeding relates to the Licensed Patents, that are borne by AstraZeneca or its Affiliates and, with respect to any calculation pursuant to Section 5.4(i), its or their Sublicensees, in a given Calendar Quarter (including royalties, milestones and other consideration paid and any damages or other awards assessed in connection therewith) against any amounts owed to Licensor under this Agreement for such Calendar Quarter, with any balance then remaining to be carried over to amounts due with respect to subsequent Calendar Quarters, up to a maximum amount for each Calendar Quarter of [***] percent ([***]%) of the amounts owed with respect to such subsequent Calendar Quarter.

6.7 Third Party Rights. If, in the reasonable opinion of AstraZeneca, the Exploitation of a Licensed Compound by AstraZeneca or any of its Affiliates or any of its or their Sublicensees, Distributors or customers infringes or misappropriates or is reasonably expected to infringe or misappropriate any Patent, trade secret or other intellectual property right of a Third Party in any country in the Territory (such right, a “Third Party Right”), then, as between the Parties, AstraZeneca shall notify Licensor and provide such information and reasoning as is available to AstraZeneca to support the basis for a Third Party Right and AstraZeneca shall have the right, but not the obligation, to negotiate and obtain a license or other rights from such Third Party to such Third Party Right as reasonably necessary for AstraZeneca or its Affiliates or its and their Sublicensees to Exploit Licensed Compound and Licensed Products in such country. In the event that AstraZeneca negotiates and obtains any such license from a Third Party, AstraZeneca shall be entitled to deduct amounts payable to such Third Party for such Third Party Right from royalties payable to Licensor hereunder in accordance with Section 5.3.3.

6.8 Product Trademarks.

6.8.1 Notice. Each Party shall provide to the other Party prompt written notice of any actual or threatened infringement of the Product Trademarks in the Territory and of any actual or threatened claim that the use of the Product Trademarks in the Territory violates the rights of any Third Party, in each case, of which such Party becomes aware.

6.8.2 Prosecution of Product Trademarks. AstraZeneca shall have the sole right to register, prosecute and maintain the Product Trademarks using counsel of its own choice. All

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

costs and expenses of registering, prosecuting and maintaining the Product Trademarks shall be borne solely by AstraZeneca.

6.8.3 Enforcement of Product Trademarks. AstraZeneca shall have the sole right to take such action as AstraZeneca deems necessary against a Third Party based on any alleged, threatened or actual infringement, dilution, misappropriation or other violation of or unfair trade practices or any other like offense relating to, the Product Trademarks by a Third Party in the Territory at its sole cost and expense and using counsel of its own choice. AstraZeneca shall retain any damages or other amounts collected in connection therewith.

6.8.4 Third Party Claims. AstraZeneca shall have the sole right to defend against and settle any alleged, threatened or actual claim by a Third Party that the use or registration of the Product Trademarks in the Territory infringes, dilutes, misappropriates or otherwise violates any Trademark or other right of that Third Party or constitutes unfair trade practices or any other like offense or any other claims as may be brought by a Third Party against a Party in connection with the use of the Product Trademarks with respect to a Licensed Product in the Territory at its sole cost and expense and using counsel of its own choice. AstraZeneca shall retain any damages or other amounts collected in connection therewith.

ARTICLE 7
CONFIDENTIALITY AND NON-DISCLOSURE

7.1 Confidentiality Obligations. At all times during the Term and for a period of [***] following termination or expiration hereof in its entirety, each Party shall and shall cause its officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement. “Confidential Information” means any technical, business or other information provided by or on behalf of one Party to the other Party or its Affiliates in connection with this Agreement, whether prior to, on or after the Effective Date, including the terms of this Agreement (subject to Section 7.4), information relating to any Licensed Compound or any Licensed Product, any Development or Commercialization of any Licensed Compound or any Licensed Product, any know-how with respect thereto developed by or on behalf of the disclosing Party or its Affiliates or, in the case of AstraZeneca, its or their Sublicensees (including AstraZeneca Know-How and Licensed Know-How, as applicable) or the scientific, regulatory or business affairs or other activities of either Party. Notwithstanding the foregoing, Confidential Information constituting (i) the Licensed Know-How shall be deemed the Confidential Information of AstraZeneca and Licensor (and AstraZeneca and Licensor shall each be deemed to the disclosing Party and the receiving Party with respect thereto); and (ii) the terms of this Agreement shall be deemed to be the Confidential Information of both Parties (and both Parties shall be deemed to be the receiving Party and the disclosing Party with respect thereto). Notwithstanding the foregoing, the

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

confidentiality and non-use obligations under this Section 7.1 with respect to any Confidential Information shall not include any information that:

7.1.1 is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no breach of this Agreement by the receiving Party;

7.1.2 can be demonstrated by documentation or other competent proof to have been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information; provided that the foregoing exception shall not apply with respect to Confidential Information described in the immediately preceding sentence;

7.1.3 is subsequently received by the receiving Party from a Third Party who is not bound by any obligation of confidentiality with respect to such information;

7.1.4 has been published by a Third Party or otherwise enters the public domain through no fault of the receiving Party in breach of this Agreement; or

7.1.5 can be demonstrated by documentation or other competent evidence to have been independently developed by or for the receiving Party without reference to the disclosing Party’s Confidential Information; provided that the foregoing exception shall not apply with respect to Confidential Information described in the immediately preceding sentence.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination and its principles are in the public domain or in the possession of the receiving Party.

7.2 Permitted Disclosures. Each Party may disclose Confidential Information to the extent that such disclosure is:

7.2.1 made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental or regulatory body of competent jurisdiction or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by law, including by reason of filing with securities regulators; provided that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or agency or, if

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

disclosed, be used only for the purposes for which the order was issued; and provided, further, that the Confidential Information disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order;

7.2.2 made by or on behalf of the receiving Party to a patent authority as may be reasonably necessary or useful for purposes of obtaining or enforcing a Patent; provided that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available; or

7.2.3 made by or on behalf of the receiving Party to potential or actual investors or acquirers as may be necessary in connection with their evaluation of such potential or actual investment or acquisition; provided that such persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this ARTICLE 7 (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] from the date of disclosure).

7.3 Additional Permitted Disclosures by AstraZeneca. AstraZeneca and its Affiliates and its and their Sublicensees may disclose Confidential Information of Licensor as may be necessary or useful in connection with the Exploitation of the Licensed Compound, the Licensed Products (including in connection with any filing, application or request for Regulatory Approval by or on behalf of AstraZeneca or any of its Affiliates or its or their Sublicensees) or otherwise in connection with the performance of its obligations or exercise of AstraZeneca’s rights as contemplated by this Agreement, including to existing or potential Distributors, Sublicensees, collaboration partners or acquirers, provided that it does so subject to contractual undertakings no less equivalent to those set out in this ARTICLE 7.

7.4 Use of Name. Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo or Trademark of the other Party or any of its Affiliates or any of its or their Sublicensees (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material or other form of publicity without the prior written approval of such other Party. The restrictions imposed by this Section 7.4 shall not prohibit (i) AstraZeneca from making any disclosure identifying Licensor to the extent required in connection with its exercise of its rights or obligations under this Agreement and (ii) either Party from making any disclosure identifying the other Party that is required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted).

7.5 Public Announcements. The Parties have agreed upon the content of one (1) or more press releases which shall be issued substantially in the form(s) attached hereto as Schedule 7.5, the release of which the Parties shall coordinate in order to accomplish such release promptly

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

upon execution of this Agreement. Neither Party shall issue any other public announcement, press release or other public disclosure regarding this Agreement or its subject matter without the other Party’s prior written consent, except for any such disclosure that is, in the opinion of the disclosing Party’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted). In the event a Party is, in the opinion of its counsel, required by Applicable Law or the rules of a stock exchange on which its securities are listed (or to which an application for listing has been submitted) to make such a public disclosure, such Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon. Notwithstanding the foregoing, AstraZeneca and its Affiliates and its and their Sublicensees shall have the right to publicly disclose research, development and commercial information (including with respect to regulatory matters) regarding the Licensed Compound and Licensed Products; provided such disclosure is subject to the provisions of ARTICLE 7 with respect to Licensor’s Confidential Information. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement or any amendment hereto that has already been publicly disclosed by such Party or by the other Party, in accordance with this Section 9.5, provided that such information remains accurate as of such time and provided the frequency and form of such disclosure are reasonable.

7.6 Publications. The Parties recognize the desirability of publishing and publicly disclosing the results of and information regarding, activities under this Agreement. Accordingly, AstraZeneca shall be free to publicly disclose the results of and information regarding, activities under this Agreement. Subject to Sections 7.2 and 7.5, Licensor shall not and shall cause each of its Affiliates and its and their licensees and sublicensees not to, make any publications or public disclosures regarding the Licensed Compounds or Licensed Products or any Confidential Information of AstraZeneca without AstraZeneca’s prior written consent.

7.7 Return of Confidential Information. Upon the effective date of the termination of this Agreement for any reason, either Party may request in writing and the non-requesting Party shall either, with respect to Confidential Information to which such non-requesting Party does not retain rights under the surviving provisions of this Agreement:

(i) promptly destroy all copies of such Confidential Information in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party; or

(ii) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party. Notwithstanding the foregoing, the non-requesting Party shall be permitted to retain such Confidential Information (x) to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and,

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

in any event, a single copy of such Confidential Information for archival purposes and (y) any computer records or files containing such Confidential Information that have been created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 7.1.

7.8 Privileged Communications. In furtherance of this Agreement, it is expected that the Parties will, from time to time, disclose to one another privileged communications with counsel, including opinions, memoranda, letters and other written, electronic and verbal communications. Such disclosures are made with the understanding that they shall remain confidential in accordance with this ARTICLE 7, that they will not be deemed to waive any applicable attorney-client or attorney work product or other privilege and that they are made in connection with the shared community of legal interests existing between AstraZeneca and Licensor, including the community of legal interests in avoiding infringement of any valid, enforceable patents of Third Parties and maintaining the validity of the Licensed Patents or the AstraZeneca Patents. In the event of any litigation (or potential litigation) with a Third Party related to this Agreement or the subject matter hereof, the Parties shall, upon either Party’s request, enter into a reasonable and customary joint defense agreement. In any event, each Party shall consult in a timely manner with the other Party before engaging in any conduct (e.g., producing information or documents) in connection with litigation or other proceedings that could conceivably implicate privileges maintained by the other Party. Notwithstanding anything contained in this Section 7.8, nothing in this Agreement shall prejudice a Party’s ability to take discovery of the other Party in disputes between them relating to the Agreement and no information otherwise admissible or discoverable by a Party shall become inadmissible or immune from discovery solely by this Section 7.8.

ARTICLE 8
REPRESENTATIONS AND WARRANTIES

8.1 Mutual Representations and Warranties. Licensor and AstraZeneca each represents and warrants to the other, as of the Effective Date that:

8.1.1 it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement;

8.1.2 the execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and do not violate: (i) such Party’s charter documents, bylaws or other organizational documents; (ii) in any material respect, any agreement, instrument or contractual obligation to which such Party is bound; (iii) any requirement of any Applicable Law; or (iv) any order, writ, judgment,

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party;

8.1.3 this Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity);

8.1.4 it is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder; and

8.1.5 neither it nor any of its Affiliates has been debarred or is subject to debarment and neither it nor any of its Affiliates will use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the FFDCA or who is the subject of a conviction described in such section. It agrees to inform the other Party in writing promptly if it or any such Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of its or its Affiliates’ Knowledge, is threatened, relating to the debarment or conviction of it or any such Person performing services hereunder.

8.2 Additional Representations and Warranties of Licensor. Licensor further represents and warrants to AstraZeneca, as of the Effective Date, as follows:

8.2.1 Licensor (i) is entitled to grant the licenses specified herein and

(i) has the right to use all Licensed Know-How and Licensed Patents necessary for the Parties to Exploit the Licensed Compounds as contemplated under this Agreement;

8.2.2 All Licensed Patents are listed on Schedule 1.55 and are (i) subsisting and, to Licensor’s Knowledge are not invalid or unenforceable, in whole or in part; (ii) solely and exclusively owned by Licensor free of any encumbrance, lien or claim of ownership by any Third Party; (iii) the pending applications included in the Licensed Patents are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law and, to Licensor’s Knowledge, Licensor and its Affiliates have presented all relevant references, documents and information of which it and the inventors are aware to the relevant patent examiner at the relevant patent office; and (iv) filed and maintained properly and correctly and all applicable fees have been paid on or before the due date for payment;

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

8.2.3 True, complete and correct copies of (i) the file wrappers and other documents and materials relating to the prosecution, defense, maintenance, validity and enforceability of the Licensed Patents and (ii) all license agreements (if any) under which Licensor or its Affiliates are granted rights regarding any intellectual property rights licensed hereunder, including the Licensed Patents, as amended to the date hereof, in each case ((i) and (ii)) have been provided to AstraZeneca prior to the Effective Date or, in the case of (i) only, as soon as reasonably practicable, but no later than fourteen (14) Business Days, following the Effective Date;

8.2.4 To Licensor’s Knowledge, the Licensed Know-How listed in Schedule 2.5 describes all the Information in Licensor’s and its Affiliates’ possession as at the Effective Date relating to the Licensed Compounds, any Licensed Product or the Exploitation thereof. All intellectual property rights relating to the Licensed Compounds or the Exploitation thereof assigned to the Licensor or its Affiliates are Controlled by Licensor.

8.2.5 Neither Licensor nor any of its Affiliates has assigned, transferred, licensed, conveyed or otherwise encumbered its right, title or interest in or to (i) the Licensed Patents, or (ii) to the Licensor’s or its Affiliates Knowledge, Licensed Know-How, the Licensed Compounds or the Licensed Products (including by granting any covenant not to sue with respect thereto) or any Patent or other intellectual property or proprietary right or Information that would be Licensed Patents or Licensed Know-How and it will not enter into any such agreements, grant any such right, title or interest to any Person that is inconsistent with or otherwise diminish the rights and licenses granted to AstraZeneca under this Agreement;

8.2.6 No claim or litigation has been brought or asserted (and Licensor has no Knowledge of any claim, whether or not brought or asserted) by any Person alleging that (i) the Licensed Patents or the Licensed Know-How are invalid or unenforceable or (ii) the conception, development, reduction to practice, disclosing, copying, making, assigning or licensing of the Licensed Know-How existing as of the Effective Date or the Development or Commercialization of the Licensed Compound or Licensed Products as contemplated herein, violates, infringes, constitutes misappropriation or otherwise conflicts or interferes with or would violate, infringe or otherwise conflict or interfere with, any intellectual property or proprietary right of any Person;

8.2.7 Licensor has obtained from its Affiliates the licenses and other rights necessary for Licensor to grant to AstraZeneca the rights and licenses provided herein and for AstraZeneca to perform its obligations hereunder;

8.2.8 To Licensor’s Knowledge, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate the Licensed Patents or the Licensed Know-How;

8.2.9 To Licensor’s Knowledge, each Person who has or has had any rights in or to any Licensed Patents or any Licensed Know-How, has assigned and has executed an agreement assigning its entire right, title and interest in and to such Licensed Patents and Licensed

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Know-How to Licensor. To Licensor’s Knowledge, no current officer, employee, agent or consultant of Licensor or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of Patents or other intellectual property or proprietary information of Licensor or such Affiliate or of any employment contract or any other contractual obligation relating to the relationship of any such Person with Licensor;

8.2.10 Licensor has made (and will make, subject to Section 2.5.3) available to AstraZeneca all Licensed Know-How and other Information in its possession or Control related to the Licensed Compound or the Licensed Products and all such Regulatory Documentation, Licensed Know-How and other Information are, to Licensor’s Knowledge, true, complete and correct;

8.2.11 Neither Licensor nor any of its Affiliates has (i) committed (or after the Effective Date, will commit) an act; (ii) made (or after the Effective Date, will make) a statement; or (iii) failed (or after the Effective Date, will fail) to act or make a statement that, in any case ((i), (ii) (iii)), that (x) would be or create an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the Exploitation of the Licensed Compound or the Licensed Products or (y) could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in the Territory, with respect the Exploitation of the Licensed Compound or the Licensed Products;

8.2.12 To Licensor’s Knowledge, the Licensed Know-How does not, taken as a whole, (i) contain any untrue statement of a material fact or (ii) contain any material omissions that would make the Licensed Know-How misleading.

8.3 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

8.4 Anti-Bribery and Anti-Corruption Compliance. Both Parties agree, on behalf of itself, its officers, directors and employees and on behalf of its Affiliates, agents, representatives, consultants and subcontractors hired in connection with the subject matter of this Agreement (“Representatives”) that for the performance of its obligations hereunder:

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

8.4.1 Each Party and its Representatives shall comply with the Anti-Corruption Laws and shall not take any action that will, or would reasonably be expected to, cause the other Party or the other Party’s Affiliates to be in violation of any Anti-Corruption Laws; and

8.4.2 Each Party shall promptly provide the other Party with written notice of the following events: (a) upon becoming aware of any breach or violation by that Party or its Representative of any representation, warranty or undertaking set forth in Section 8.4.1, or (b) upon receiving a formal notification that it is the target of a formal investigation by a governmental authority for a Material Anti-Corruption Law Violation or upon receipt of information from any of its Representatives connected with this Agreement that any of them is the target of a formal investigation by a governmental authority for a Material Anti-Corruption Law Violation.

ARTICLE 9
INDEMNITY

9.1 Indemnification of Licensor. AstraZeneca shall indemnify Licensor, its Affiliates and its and their respective directors, officers, employees and agents and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of: (i) the breach by AstraZeneca of this Agreement, including the enforcement of Licensor’s rights under this Section 9.1; (ii) the gross negligence or willful misconduct on the part of AstraZeneca or its Affiliates or its or their respective directors, officers, employees or agents in performing its or their obligations under this Agreement; or (iii) the Exploitation by AstraZeneca or any of its Affiliates of any Licensed Compound or any Licensed Product in or for the Territory, except, in each case ((i), (ii) and (iii)), for those Losses for which Licensor has an obligation to indemnify AstraZeneca pursuant to Section 9.2 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability; provided, however that AstraZeneca’s indemnification obligation hereunder with respect to any Loss arising from or occurring as a result of the acts or omissions of a permitted Third Party subcontractor hereunder shall be limited to the indemnification, if any, with respect to such Loss that AstraZeneca is entitled to under its agreement with such Third Party subcontractor.

9.2 Indemnification of AstraZeneca. Licensor shall indemnify AstraZeneca, its Affiliates, its or their Sublicensees and Distributors and its and their respective directors, officers, employees and agents and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of: (i) the breach by Licensor of this Agreement; (ii) the gross negligence or willful misconduct on the part of Licensor or its Affiliates or its or their respective directors, officers, employees or agents in performing its obligations under this Agreement or (iii) the Exploitation of any Licensed Compound or any Licensed Product by the Licensor in the event this Agreement is terminated; except, in each case ((i), (ii) and (iii)), for those Losses for which AstraZeneca has an obligation

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

to indemnify Licensor pursuant to Section 9.1 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability.

9.3 Indemnification Procedures.

9.3.1 Notice of Claim. All indemnification claims in respect of a Party, its Affiliates or, in the case of AstraZeneca, its or their Sublicensees or its or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such indemnified Party intends to base a request for indemnification under this ARTICLE 9, but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

9.3.2 Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party; provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 9.3.3, the indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically requested in writing by the indemnifying Party. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Losses incurred by the indemnifying Party in its defense of the Third Party Claim.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

9.3.3 Right to Participate in Defense. Any Indemnified Party shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party’s sole cost and expense unless (i) the employment thereof has been specifically authorized in writing by the indemnifying Party; (ii) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.3.2 (in which case the Indemnified Party shall control the defense); or (iii) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles.

9.3.4 Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the applicable Indemnified Party’s becoming subject to injunctive or other relief and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the applicable Indemnified Party hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 9.3.2, the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). If the indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim; provided that the Indemnified Party shall not settle any Third Party Claim without the prior written consent of the indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

9.3.5 Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder and the indemnifying Party shall reimburse the Indemnified Party for all its reasonable and verifiable out-of-pocket expenses in connection therewith.

9.3.6 Expenses. Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

9.4 Special, Indirect and Other Losses. EXCEPT (I) IN THE EVENT OF THE WILLFUL MISCONDUCT OR FRAUD OF A PARTY OR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 7; (II) AS PROVIDED UNDER SECTION 11.10; AND (III) TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 9, NEITHER PARTY NOR ANY OF ITS AFFILIATES OR SUBLICENSEES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL OR PUNITIVE DAMAGES OR FOR LOSS OF PROFITS SUFFERED BY THE OTHER PARTY.

9.5 Licensor’s Liability. Save for Losses which cannot be limited by Applicable Law:

9.5.1 save as set out in Section 9.5.2, the aggregate liability of Licensor under or in connection with this Agreement (including for breach of contract and any tortious liability, but excluding any claim under an indemnity set forth in Section 9.2. (ii) and (iii)) in respect of each Year shall be limited to the greater of: (i) the [***], and (ii) $[***]; and

9.5.2 the aggregate liability of Licensor under the indemnity at Section 9.2 (i) in respect of each Year shall be limited to the greater of: (i) the [***], and (ii) $[***].

9.6 Insurance. Each Party shall have and maintain such types and amounts of insurance covering its activities as is (i) normal and customary in the pharmaceutical industry generally for parties similarly situated and (ii) otherwise required by Applicable Law. Notwithstanding the foregoing, AstraZeneca may self-insure in whole or in party the insurance requirements described above.

ARTICLE 10
TERM AND TERMINATION

10.1 Term and Expiration. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in force and effect until the date of expiration of the last Royalty Term for the last Licensed Product (such period, the “Term”). Following the expiration of the Royalty Term for a Licensed Product in any country, the grants in Section 2.1 shall become fully-paid, royalty-free, perpetual and irrevocable for such Licensed Product in such country. For clarity, upon the expiration of the Term, the grants in Section 2.1 shall become fully-paid, royalty-free, perpetual and irrevocable in their entirety.

10.2 Termination.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

10.2.1 Material Breach. In the event that either Party (the “Breaching Party”) shall be in material breach of the performance of any of its material obligations under this Agreement, in addition to any other right and remedy the other Party (the “Non-Breaching Party”) may have, the Non-Breaching Party may terminate this Agreement in its entirety by providing [***] (the “Notice Period”) prior written notice (the “Termination Notice”) to the Breaching Party and specifying the breach and its claim of right to terminate; provided that:

(i) the termination shall not become effective at the end of the Notice Period if the Breaching Party cures the breach specified in the Termination Notice during the Notice Period (or, if such default cannot be cured within the Notice Period, if the Breaching Party commences actions to cure such breach within the Notice Period and thereafter diligently continues such actions);

(ii) with respect to any alleged breach by AstraZeneca of its diligence obligations set forth in Sections 3.2.1(i) or 4.2, Licensor shall first provide written notice thereof to AstraZeneca and the Parties shall meet within [***] after delivery of such notice to AstraZeneca to discuss in good faith such alleged breach and AstraZeneca’s Development or Commercialization plans, as applicable, with respect to the applicable Licensed Product, before Licensor may issue any Termination Notice with respect to such alleged breach (for clarity, the Notice Period shall not commence prior to the conclusion of such good faith discussions and the subsequent issuance of a Termination Notice by Licensor); and

(iii) if either Party initiates a dispute resolution procedure under Section 11.5.1 as permitted under this Agreement within [***] following the end of the Notice Period to resolve the dispute for which termination is being sought and is diligently pursuing such procedure, the cure period set forth in this Section 10.2.1 shall be tolled and the termination shall become effective only if such breach remains uncured for [***] after the final resolution of the dispute through such dispute resolution procedure (or, if the breach cannot be cured within such [***] period, if the Breaching Party commences actions to cure such breach within such period and thereafter diligently continues such actions).

10.2.2 Termination by AstraZeneca. AstraZeneca may terminate this Agreement (i) in its entirety; or (ii) on a Licensed Product-by-Licensed Product basis, for any or no reason, upon [***] prior written notice to Licensor.

10.2.3 Termination for Insolvency. In the event that either Party (i) files for protection under bankruptcy or insolvency laws; (ii) makes an assignment for the benefit of creditors; (iii) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within [***] after such filing; (iv) proposes a written agreement of composition or extension of its debts; (v) proposes or is a party to any dissolution or liquidation; (vi) files a petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged within [***] of the filing thereof; or (vii) admits in writing its inability

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

generally to meet its obligations as they fall due in the general course, then the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party.

10.3 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by AstraZeneca or Licensor are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (i) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement; or (ii) if not delivered under clause (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party. The Parties acknowledge and agree that payments made under Sections 5.2 shall not (x) constitute royalties within the meaning of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction or (y) relate to licenses of intellectual property hereunder.

10.4 Consequences of Termination.

10.4.1 Termination in its Entirety. In the event of a termination of this Agreement in its entirety for any reason:

(i) prior to AstraZeneca’s [***] all rights and licenses granted by either Party hereunder shall immediately terminate and AstraZeneca shall: (a) return to Licensor the Licensed Patents and Licensed Know-How, and (b) grant to Licensor, with effect from the date of termination, an exclusive, fully paid-up, perpetual, irrevocable, sub-licensable and transferable license to the AstraZeneca Patents and AstraZeneca Know-How for the purposes of Exploiting Licensed Products, in the Field and in the Territory;

(ii) following AstraZeneca’s [***], but prior to an assignment pursuant to Section 2.3, all rights and licenses granted by either Party hereunder shall immediately terminate and AstraZeneca shall return to Licensor the Licensed Patents and Licensed Know-How;

(iii) following an assignment pursuant to Section 2.3, AstraZeneca grants to Licensor, with effect from the date of termination, an exclusive, fully paid-up, perpetual,

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

irrevocable, sub-licensable and transferable license to the Licensed Patents and the Licensed Know-How for the purposes of Exploiting Licensed Products, in the Field and in the Territory;

(iv) in the event of termination in the case of either (ii) or (iii), at Licensor’s written request, the Parties shall as soon as reasonably practicable negotiate in good faith, upon reasonable commercial terms, a license from AstraZeneca to Licensor under the AstraZeneca Patents, AstraZeneca Know-How and the Product Trademarks, then Controlled by AstraZeneca that, in each case, are reasonably necessary for Licensor to Develop or Commercialize the Licensed Compound or Licensed Products that are or have been the subject of Development or Commercialization hereunder as of the effective date of termination; and

(v) except in connection with a termination pursuant to Section 10.2.2 (i) and unless expressly prohibited by any Regulatory Authority, at Licensor’s written request, AstraZeneca shall transfer control to Licensor of all clinical studies involving Licensed Products being conducted by AstraZeneca as of the effective date of termination and continue to conduct such clinical studies, at Licensor’s cost, for up to [***] to enable such transfer to be completed without interruption of any such clinical study; provided that Licensor has the resources to adequately conduct such clinical studies and to fully indemnify AstraZeneca and its Affiliates and its and their Sublicensees for any Losses incurred in connection therewith.

10.5 Remedies. Except as otherwise expressly provided herein, termination of this Agreement in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.

10.6 Accrued Rights; Surviving Obligations.

10.6.1 Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration; provided that in no event shall Licensor accrue any rights to, and AstraZeneca shall have no obligation to make, any milestone payment under Section 5.2 based on any milestone event with respect to a Licensed Product that occurs on or after the date of delivery by either Party of any termination notice with respect to such Licensed Product pursuant to Section 10.2. Termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, Sections 5.10.2 and 10.4 and this Section 10.6 and Articles 1, 7, 9 and 11 of this Agreement shall survive the termination or expiration of this Agreement for any reason.

10.6.2 Notwithstanding the termination of AstraZeneca’s licenses and other rights under this Agreement, AstraZeneca shall have the right for [***] after the effective date of such termination to sell or otherwise dispose of all Licensed Product then in its inventory, as though this Agreement had not terminated and such sale or disposition shall not constitute infringement of Licensor’s or its Affiliates’ Patent or other intellectual property or other

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

proprietary rights. For the avoidance of doubt, AstraZeneca shall continue to make payments thereon as provided in Section 5.3 (as if this Agreement had not terminated).

ARTICLE 11
MISCELLANEOUS

11.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, pandemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances (whether involving the workforce of the nonperforming Party or of any other Person), acts of God or acts, orders, omissions or delays in acting by any governmental authority (except to the extent such delay results from the breach by the nonperforming Party or any of its Affiliates of any term or condition of this Agreement). The nonperforming Party shall notify the other Party of such force majeure within [***] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the nonperforming Party shall use commercially reasonable efforts to remedy its inability to perform.

11.2 Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United Kingdom, United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

11.3 Assignment.

11.3.1 Neither Party may assign its rights or, except as provided in Sections 2.3, 3.1.3 and 4.5 and ARTICLE 6, delegate its obligations under this Agreement, whether by operation of law or otherwise, in whole or in part without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except (a) AstraZeneca shall have the right, without such consent, (i) to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates or, where applicable its, Sublicensees, and (ii) assign any or all of its rights and delegate any or all of its obligations hereunder to any of its Affiliates or its or their Sublicensees or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

which this Agreement relates; provided that the AstraZeneca shall provide written notice to Licensor within [***] after such assignment or delegation; and (b) Licensor shall have the right, without such consent, to assign any or all of its rights and delegate any or all of its obligations hereunder to any of its Affiliates; provided that Licensor shall provide written notice to AstraZeneca within [***] after such assignment or delegation. Any permitted successor of a Party or any permitted assignee of all of a Party’s rights under this Agreement that has also assumed all of such Party’s obligations hereunder in writing shall, upon any such succession or assignment and assumption, be deemed to be a party to this Agreement as though named herein in substitution for the assigning Party, whereupon the assigning Party shall cease to be a party to this Agreement and shall cease to have any rights or obligations under this Agreement. All such validly assigned rights of a Party shall inure to the benefit of and be enforceable by, and all such validly delegated obligations of such Party shall be binding on and be enforceable against, the permitted successors and assigns of such Party. Any attempted assignment or delegation in violation of this Section 11.3.1 shall be void and of no effect. Notwithstanding any other provision of this Section 11.3.1, the terms of this Agreement may be varied, amended or modified or this Agreement may be suspended, canceled or terminated without the consent of any assignee or delegate that is not deemed pursuant to the provisions of this Section 11.3.1 to have become a party to this Agreement.

11.3.2 The rights to Information, materials and intellectual property: (i) controlled by a Third Party permitted assignee of a Party that were controlled by such assignee (and not such Party) immediately prior to such assignment (other than as a result of a license or other grant of rights, covenant or assignment by such Party or its Affiliates to, or for the benefit of, such Third Party); or (ii) controlled by an Affiliate of a Party that becomes an Affiliate through any Change of Control of such Party, that were controlled by such Affiliate (and not such Party) immediately prior to such Change of Control (other than as a result of a license or other grant of rights, covenant or assignment by such Party or its other Affiliates to, or for the benefit of, such Affiliate), in each case ((i) and (ii)), shall be automatically excluded from the rights licensed or granted to the other Party under this Agreement.

11.4 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (i) such provision shall be fully severable, (ii) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid or unenforceable in any respect.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

11.5 Dispute Resolution.

11.5.1 Except as provided in Section 1.63.9, 5.10.2 or 11.10, if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (a “Dispute”), then either Party shall have the right to refer such Dispute to the Senior Officers for attempted resolution by good faith negotiations during a period of [***]. Any final decision mutually agreed to by the Executive Officers shall be conclusive and binding on the Parties. If such Executive Officers are unable to resolve any such Dispute within such [***] period, either Party shall be free to institute litigation in accordance with Section 11.6 and seek such remedies as may be available. Notwithstanding anything in this Agreement to the contrary, either Party shall be entitled to institute litigation in accordance with Section 11.6 immediately if litigation is necessary to prevent irreparable harm to that Party.

11.6 Governing Law, Jurisdiction and Service.

11.6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of England, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

11.6.2 Jurisdiction. Subject to Sections 11.5 and 11.10, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of England for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts.

11.6.3 Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of England and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

11.6.4 Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 11.7.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

11.7 Notices.

11.7.1 Notice Requirements. Any notice or other communication required or permitted to be given by either Party under this Agreement shall be in writing and shall be deemed

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

given as of (i) the date delivered if delivered by hand, or reputable courier service; (ii) the date sent if sent by email (with transmission confirmed); (iii) the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service; or (iv) the fifth (5th) Business day after mailing if mailed by registered or certified mail, postage prepaid and return receipt requested, addressed to the other Party at the addresses specified below, or to such other addresses of which notice shall have been given in accordance with this Section. This Section 11.7.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

11.7.2 Address for Notice.

Licensor	To: F-star Therapeutics, Inc., Eddeva B920, Babraham Research Campus, Cambridge CB22 3AT, United Kingdom Attention: [***]	With a copy to: Email: [***] Attention: [***]
AstraZeneca	To: AstraZeneca AB (publ) Pepparedsleden 1 SE-431 83 Mölndal, Sweden Attention: [***] Email: [***]	With a copy to (which shall not constitute effective notice): Email: [***] Attention: [***]

11.8 Entire Agreement; Amendments. This Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement. No amendment, modification, release or discharge shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties. In the event of any inconsistencies between this Agreement and any schedules or other attachments hereto, the terms of this Agreement shall control.

11.9 English Language. This Agreement shall be written and executed in and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

11.10 Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in ARTICLE 7 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions and that any breach or threatened breach of any provision of such Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Articles, the non-breaching Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Both Parties agree to waive any requirement that the other (i) post a bond or other security as a condition for obtaining any such relief and (ii) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 11.10 is intended or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

11.11 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

11.12 No Benefit to Third Parties. Except for any rights and immunities granted in this Agreement to any Affiliates, the Contracts (Rights of Third Parties) Act 1999 shall not apply to this Agreement. Except as expressly provided in ARTICLE 11, no Person who is not a party to this Agreement (including any employee, officer, agent, representative or subcontractor of either Party) shall have the right (whether under the Contracts (Rights of Third Parties) Act 1999 or otherwise) to enforce any provision of this Agreement which expressly or by implication confers a benefit on that Person without the express prior agreement in writing of the Parties, which agreement must refer to this Section 11.12.

11.13 Further Assurance. Each Party shall duly execute and deliver or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

11.14 Relationship of the Parties. It is expressly agreed that Licensor, on the one hand, and AstraZeneca, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither Licensor, on the one hand, nor AstraZeneca, on the other hand, shall have the authority to make any statements, representations or commitments of any kind, or to take any action that will be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such first Party.

11.15 References. Unless otherwise specified, (i) references in this Agreement to any Article, Section or Schedule shall mean references to such Article, Section or Schedule of this Agreement; (ii) references in any Section to any clause are references to such clause of such Section; and (iii) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference thereto.

11.16 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including”, “include” or “includes” as used herein shall mean including, without limiting the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.

11.17 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile, PDF format via email or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

[SIGNATURE PAGE FOLLOWS.]

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

ASTRAZENECA AB (PUBL) F-STAR THERAPEUTICS, INC.

BioPharmaceuticals R&D

By: [***] By: [***]

Name: [***] Name: [***]

Title: [***] Title: [***]

Jul 7, 2021 Jul 7, 2021

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Schedule 1.53

Licensed Compound

[***]

[***]	[***]

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Schedule 1.55

Licensed Patents

[***]

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Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Schedule 1.84

[***]

[***]

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Schedule 2.5

Transition Plan

Stage 1

• Compound transfer: The following materials to be transferred to AstraZeneca (delivery details below) within [***] of the Effective Date:

[***]

Contact name and delivery address:

[***]

• Licensed Know-How transfer: Where available, the following Licensed Know-How will be transferred to AstraZeneca within [***] of the Effective Date:

[***]

Stage 2

• Compound transfer. The following materials to be transferred to AstraZeneca (address provided above) within [***] of the Effective Date:

[***]

• Licensed Know-How transfer: Where available, the following Licensed Know-How will be transferred to AstraZeneca within [***] of the Effective Date:

[***]

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Stage 3:

• Licensed Know-How transfer: The following Licensed Know-How to be transferred to AstraZeneca within [***] of the Effective Date:

[***]

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Schedule 3.1.2

Template Development Report

Development Report AZDxxx/alternative name

(pursuant to section x.x.x. of the Agreement)

Date

Non-Clinical

Activities Conducted between insert date and insert date

• xxxxx

o Summary results: xxx

• xxxxx

o Summary results: xxx

Ongoing Activities

• xxx

• xxx

Activities planned to be initiated within the next [***]

• xxx

• xxx

Clinical

Activities Conducted between insert date and insert date

• xxxxx

o Summary results: xxxxx

Ongoing Activities

• xxx

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Activities planned to be initiated within the next [***]

• xxx

Regulatory

Activities Conducted between insert date and insert date

• xxx

Ongoing Activities

• xxx

Activities planned to be initiated within the next [***]

Chemistry Manufacturing and Controls (CMC)

Activities Conducted between insert date and insert date

• xxx

Ongoing Activities

• xxx

Activities planned to be initiated within the next [***]

• xxx

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Schedule 5.2.1

Other Lead Compounds

The Other Lead Compounds are the following:

[***]

Confidential Treatment Requested by F-star Therapeutics, Inc.

Pursuant to 17 C.F.R. Section 200.83

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Schedule 7.5

Press Release

F-star Therapeutics Enters Into Exclusive Licensing Agreement with AstraZeneca for Novel

STING Inhibitors

CAMBRIDGE, United Kingdom and CAMBRIDGE, Mass.- July XX, 2021—(Globe Newswire) F-star Therapeutics, Inc. (NASDAQ: FSTX) (“F-star” or the “Company”), a clinical-stage biopharmaceutical company dedicated to developing next generation bispecific immunotherapies to transform the lives of patients with cancer, today announced that it has entered into an exclusive license agreement with AstraZeneca plc (NASDAQ: AZN) (“AstraZeneca”), under which AstraZeneca will receive global rights to research, develop and commercialize next generation Stimulator of Interferon Genes (“STING”) inhibitor compounds.

Under the terms of the agreement, AstraZeneca is granted exclusive access to novel preclinical STING inhibitors. AstraZeneca will be responsible for all future research, development and commercialization of the STING inhibitor compounds, and F-star will retain rights to all STING agonists, currently in clinical development for patients with cancer.

Neil Brewis, Chief Scientific Officer of F-star, said, “We are excited to announce this agreement with AstraZeneca to develop these promising drug candidates. STING inhibitors offer enormous potential for new treatments, as STING is known to play a role in activating the innate immune system across a range of inflammatory and autoimmune diseases. We are confident that AstraZeneca can maximize the value of these discovery stage compounds to benefit patients.”

Maria Belvisi, Senior Vice President and Head of Research and Early Development, Respiratory & Immunology, BioPharmaceuticals R&D of AstraZeneca, said, “As part of our bold ambition to develop therapeutic options for patients across immune mediated diseases I am delighted to announce this agreement with F-star to explore novel STING inhibitors. We look forward to advancing our discovery efforts in these areas of high unmet medical need.”

F-star is eligible to receive upfront and near-term payments of up to $12 million. In addition, F-star will be eligible for development and sales milestone payments of over $300 million, as well as single digit percentage royalty payments. Payments received by F-star are subject to a contingent value rights agreement (CVR 2), under which a percentage will be payable to stockholders of F-star that were previously stockholders of Spring Bank Pharmaceuticals, Inc. (“Spring Bank”) prior to the business combination between F-star and Spring Bank.

About F-star Therapeutics, Inc.

F-star is a clinical-stage biopharmaceutical company developing tetravalent bispecific antibodies for a paradigm shift in cancer therapy. By developing medicines that seek to block tumor immune

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

evasion, the Company’s goal is to offer patients greater and more durable benefits than current immuno-oncology treatments. Through its proprietary tetravalent, bispecific natural antibody (mAb2TM) format, F-star’s mission is to generate highly differentiated best-in-class drug candidates with monoclonal antibody-like manufacturability. For more information visit www.f-star.com and follow us on LinkedIn and Twitter.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” or the negative of these terms or other comparable terminology, which are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include, but are not limited to, statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, the therapeutic potential of F-star’s product candidates, the potential success of the collaboration between F-star and AstraZeneca and F-star’s potential receipt of milestone and sales-based payments from AstraZeneca. You are cautioned not to place undue reliance on these statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.

Such forward-looking statements are based on F-star’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to F-star’s status as a clinical stage immuno-oncology company and its need for substantial additional funding in order to complete the development and commercialization of its product candidates, that it may experience delays in completing, or ultimately be unable to complete, the development and commercialization of its product candidates, that its clinical trials may fail to adequately demonstrate the safety and efficacy of its product candidates, that results of preclinical studies and early stage clinical trials may not be predictive of the results of later state clinical trials, that F-star faces significant competition in its drug discovery and development efforts, risks from global pandemics including COVID-19, legislative, regulatory, political and economic developments, references to novel technologies and methods and F-star’s business and product development plans, including the advancement of F-star’s proprietary and co-development programs, and inherent uncertainties associated with developing new products or technologies.

New factors emerge from time to time and it is not possible for F-star to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in F-star’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

the Securities and Exchange Commission. Forward-looking statements included in this press release are based on information available to us as of the date of this press release. F-star does not undertake any obligation to update such forward-looking statements to reflect new information, events or circumstances after the date of this press release, except to the extent required by law.

For further information, please contact:

For investor inquiries

Lindsey Trickett

VP Investor Relations & Communications

+1 240 543 7970

lindsey.trickett@f-star.com

For media inquiries

Helen Shik

Shik Communications LLC

+1 617-510-4373

IF " DOCVARIABLE "SWDocIDLocation" 3" = "3" " DOCPROPERTY "SWDocID" 117262163v.9" "" 117262163v.9Shik.Helen10@gmail.com